                                                                    EXHIBIT 10.3

                                       UPS

                                  SAVINGS PLAN

                            AMENDMENT AND RESTATEMENT

                                 EFFECTIVE AS OF

                                 JANUARY 1, 1998


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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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
Article I.        DEFINITIONS.....................................................................................1
         Section 1.1       Account................................................................................1
         Section 1.2       Accounting Period......................................................................1
         Section 1.3       Actual Contribution Percentage ("ACP").................................................1
         Section 1.4       ACP Test...............................................................................1
         Section 1.5       Actual Deferral Percentage.............................................................1
         Section 1.6       ADP Test...............................................................................2
         Section 1.7       Affiliate..............................................................................2
         Section 1.8       After-Tax Contribution.................................................................2
         Section 1.9       After-Tax Contribution Account.........................................................2
         Section 1.10      Beneficiary............................................................................2
         Section 1.11      Board..................................................................................2
         Section 1.12      Break in Service.......................................................................2
         Section 1.13      Code...................................................................................2
         Section 1.14      Collectively Bargained Plan............................................................2
         Section 1.15      Committee..............................................................................3
         Section 1.16      Compensation...........................................................................3
         Section 1.17      Eligible Compensation..................................................................3
         Section 1.18      Eligible Employee......................................................................4
         Section 1.19      Employee...............................................................................5
         Section 1.20      Employer...............................................................................5
         Section 1.21      Employer Company.......................................................................5
         Section 1.22      Eligibility Computation Period.........................................................5
         Section 1.23      Employment Commencement Date...........................................................5
         Section 1.24      Entry Date.............................................................................6
         Section 1.25      ERISA..................................................................................6
         Section 1.26      ESOP...................................................................................6
         Section 1.27      Excess Aggregate Contributions.........................................................6
         Section 1.29      Highly Compensated Employee............................................................6
         Section 1.30      Hour of Service........................................................................7
         Section 1.31      Investment Options.....................................................................8
         Section 1.32      Investment Manager.....................................................................8
         Section 1.33      Merged Account.........................................................................8
         Section 1.34      Nonhighly Compensated Employee.........................................................8
         Section 1.35      Participant............................................................................8
         Section 1.36      Participation Requirement..............................................................8
         Section 1.37      Period of Separation...................................................................9
         Section 1.38      Period of Service......................................................................9
         Section 1.39      Plan...................................................................................9
         Section 1.40      Plan Year..............................................................................9
         Section 1.41      Pre-Tax Contribution...................................................................9
         Section 1.42      Pre-Tax Contribution Account...........................................................9

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
         Section 1.43      QSOP..................................................................................10
         Section 1.44      Reemployment Commencement Date........................................................10
         Section 1.45      Rollover Contribution.................................................................10
         Section 1.46      Rollover Contribution Account.........................................................10
         Section 1.47      SavingsPLUS Contribution..............................................................10
         Section 1.48      SavingsPLUS Transfer Account..........................................................10
         Section 1.49      Separation from Service...............................................................10
         Section 1.50      Trust Fund............................................................................11
         Section 1.51      Trustee...............................................................................11
         Section 1.52      VRU...................................................................................11
         Section 1.53      Valuation Date........................................................................11

Article II.       PARTICIPATION..................................................................................11
         Section 2.1       General...............................................................................11
         Section 2.2       Application to Participate............................................................11
         Section 2.3       Transfers.............................................................................11
         Section 2.4       Correction............................................................................12
         Section 2.5       Reemployment..........................................................................12
         Section 2.6       Not a Contract of Employment..........................................................12

Article III.      EMPLOYEE CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS AND  TRANSFERS..................................12
         Section 3.1       Pre-Tax Contributions.................................................................12
         Section 3.2       After-Tax Contributions...............................................................14
         Section 3.3       Changes...............................................................................14
         Section 3.4       Suspension of Contributions...........................................................14
         Section 3.5       Payment of Contributions to Trustee...................................................15
         Section 3.6       Rollovers from Qualified Plans or Conduit IRAs........................................15

Article IV.       TRANSFERS FROM AND TO THE QSOP.................................................................16
         Section 4.1       Amounts Transferred from the QSOP.....................................................16
         Section 4.2       Transfers to the QSOP.................................................................16

Article V.        LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS...................................................17
         Section 5.1       Order.................................................................................17
         Section 5.2       Codess. 415 Limitations................................................................17
         Section 5.3       Codess.402(g) Limitations.............................................................19
         Section 5.4       Codess.401(k) Limitations for Highly Compensated Employees............................20
         Section 5.5       ACP Test Limitation For Highly Compensated Employees..................................21

Article VI.       VALUATION AND ACCOUNT DEBITS AND CREDITS.......................................................23
         Section 6.1       Accounts..............................................................................23
         Section 6.2       Allocation Procedure..................................................................23
         Section 6.3       Allocation Corrections................................................................24

Article VII.      INVESTMENTS....................................................................................24
         Section 7.1       Investment of Trust Fund..............................................................24

         Section 7.2       Investment of Accounts................................................................26
         Section 7.3       Investment Allocation of Future Contributions.........................................27
         Section 7.4       Transfer of Account Balances Between Investment Options...............................27
         Section 7.5       Ownership Status of Funds.............................................................28
         Section 7.6       Statements............................................................................28
         Section 7.7       Transition Period to Implement Plan Changes...........................................28
         Section 7.8       Alternate Payees and Beneficiaries....................................................29

Article VIII.     VESTING........................................................................................29

Article IX.       DISTRIBUTIONS, WITHDRAWALS AND TRANSFERS.......................................................29
         Section 9.1       General...............................................................................29
         Section 9.2       Separation From Service...............................................................29
         Section 9.3       Deferral of Payment until 70 1/2......................................................29
         Section 9.4       Required Beginning Date...............................................................30
         Section 9.5       Distribution Form.....................................................................30
         Section 9.6       Death.................................................................................31
         Section 9.7       Distribution Pursuant to a Qualified Domestic Relations Order.........................32
         Section 9.8       In-Service Withdrawals from Savings Plan Accounts.....................................32
         Section 9.9       Other In-Service Withdrawals..........................................................35
         Section 9.10      Redeposits Prohibited.................................................................35
         Section 9.11      Distributions in Cash.................................................................35
         Section 9.12      Eligible Rollover Distribution........................................................35
         Section 9.13      30-Day Waiver.........................................................................36
         Section 9.14      Withholding Obligations...............................................................36
         Section 9.15      Account Balance.......................................................................36
         Section 9.16      Reemployment..........................................................................36
         Section 9.17      Claims Procedure......................................................................36
         Section 9.18      Forfeiture in Case of Unlocatable Participant.........................................37
         Section 9.19      Distribution/Transfer Processing Rules................................................39

Article X.        LOANS..........................................................................................39
         Section 10.1      Hardship Loans........................................................................39
         Section 10.2      Rollover of Loan Balances.............................................................43
         Section 10.3      Loans from Merged Plans...............................................................44

Article XI.       TRUST FUND.....................................................................................44

Article XII.      EXPENSES.......................................................................................44

Article XIII.     ADMINISTRATIVE COMMITTEE.......................................................................44
         Section 13.1      Committee.............................................................................44
         Section 13.2      Vacancies on Committee................................................................44
         Section 13.3      Authority of Committee................................................................44
         Section 13.4      Action by Committee...................................................................45
         Section 13.5      Liability of the Committee............................................................45
         Section 13.6      Authority to Appoint Officers and Advisors............................................45

         Section 13.7      Committee Meeting.....................................................................45
         Section 13.8      Compensation and Expenses of Committee................................................45
         Section 13.9      Records...............................................................................46
         Section 13.10     Fiduciary Responsibility Insurance, Bonding...........................................46
         Section 13.11     Delegation of Specific Responsibilities...............................................46
         Section 13.12     Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration......46
         Section 13.13     Indemnification.......................................................................46

Article XIV.      AMENDMENT, TERMINATION AND MERGER..............................................................47
         Section 14.1      Amendment.............................................................................47
         Section 14.2      Termination...........................................................................47
         Section 14.3      Merger, Consolidation or Transfer of Plan Assets......................................47

Article XV.       MISCELLANEOUS..................................................................................48
         Section 15.1      Headings..............................................................................48
         Section 15.2      Construction..........................................................................48
         Section 15.3      Counterparts..........................................................................48
         Section 15.4      Necessity of Initial Qualification....................................................48
         Section 15.5      Prohibition Against Attachment........................................................48
         Section 15.6      Benefits Supported Only by Trust Fund.................................................49
         Section 15.7      Satisfaction of Claims................................................................50
         Section 15.8      Nonreversion..........................................................................50
         Section 15.9      Top-Heavy Plan........................................................................50
         Section 15.10     USERRA................................................................................52
         Section 15.11     Family and Medical Leave Act..........................................................52
         Section 15.12     No Estoppel of Plan...................................................................52

Appendix 1.21     ..............................................................................................A-1

Appendix 1.36     ..............................................................................................A-2

Appendix 2.3      ..............................................................................................A-3

Appendix VII      ..............................................................................................A-4

Appendix 10.1(c)(9).............................................................................................A-6

Appendix 14.3     ..............................................................................................A-7

                                UPS SAVINGS PLAN
                         EFFECTIVE AS OF JANUARY 1, 1998

                                     PURPOSE

         This UPS Savings Plan ("Plan") was originally established effective as of July 1, 1988 to permit individuals not covered by a collective bargaining agreement who are employed by United Parcel Service of America, Inc. or another Employer Company to put money aside for retirement, on a pre-tax or after-tax basis, to supplement that which they will receive from Social Security and other pension or retirement plans in which they participate.

         This amendment and restatement of the Plan ("Amendment and Restatement") is generally effective as of January 1, 1998 except where otherwise provided. This Amendment and Restatement has been undertaken to bring this Plan into compliance with the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and the Community Renewal Tax Relief Act of 2000 (collectively, "GUST"); to add provisions to reflect the interaction between this Plan and the UPS Qualified Stock Ownership Plan; to add certain Employer Companies and to add provisions to reflect the merger of other plans into this Plan.

                             Article I. DEFINITIONS

         The following words and phrases have the following meanings:

         Section 1.1 Account - means the aggregate of a Participant's Pre-Tax Contribution Account; After-Tax Contribution Account; Rollover Contribution Account; SavingsPLUS Transfer Account (first effective November 23, 1998); and, Merged Account (first effective July 1, 2001); established, respectively, under Articles III, IV and Appendix 14.3.

         Section 1.2 Accounting Period - means the period beginning on the first day of each calendar quarter and ending on the last day of such quarter.

         Section 1.3 Actual Contribution Percentage ("ACP") - means, for Plan Years beginning on or after January 1, 1997 for each Participant who is eligible to make Pre-Tax Contributions at any time during the Plan Year, the ratio (expressed as a percentage) of (a) the sum of the After-Tax Contributions within the meaning of Section 5.5(b), if any, credited to his or her Account for such Plan Year to (b) his or her Compensation for the Plan Year.

         Section 1.4 ACP Test - means the Code ss. 401(m) nondiscrimination test as described in Section 5.5.

         Section 1.5 Actual Deferral Percentage ("ADP") - means, for Plan Years beginning on or after January 1, 1997 for each Participant who is eligible to make Pre-Tax Contributions at any time during the Plan Year, the ratio of (expressed as a percentage) of (a) the Pre-Tax

Contributions with the meaning of Section 5.4(b) credited to a Participant's Account for such Plan Year to (b) his or her Compensation for the Plan Year.

         Section 1.6 ADP Test - means the Code ss. 401(k) nondiscrimination test described in Section 5.4.

         Section 1.7 Affiliate - means the Employer and any trade or business, whether or not incorporated, that is considered to be a single employer with the Employer under Code ss. 414(b), (c), (m) or (o). However, in applying Code ss. 414 solely for purposes of Section 5.1, the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Code ss. 1563(a)(1).

         Section 1.8 After-Tax Contribution - means a contribution to the Plan at the election of a Participant in accordance with Section 3.2 through payroll deduction that is includible in his or her gross income for federal income tax purposes.

         Section 1.9 After-Tax Contribution Account - means the subaccount maintained as a part of a Participant's Account to show his or her interest attributable to the Participant's After-Tax Contributions, amounts transferred by the Participant from his or her after-tax contribution account under the QSOP, and amounts attributable to after-tax contributions under another qualified plan transferred pursuant to a merger or other event described in
Section 14.3 to the extent described in Appendix 14.3.

         Section 1.10 Beneficiary - means the person or persons so designated in accordance with Section 9.6 by a Participant or by operation of this Plan to receive any Plan benefits payable on account of the death of such Participant.

         Section 1.11 Board - means the Board of Directors and/or the Executive Committee of United Parcel Service of America, Inc.

         Section 1.12 Break in Service - means

         (a) Effective as of May 1, 2000, an Eligibility Computation Period during which an individual does not complete more than 500 Hours of Service.

         (b) Effective before May 1, 2000, a Period of Separation of at least 12 consecutive months; provided, for each individual whose Employment Commencement Date or Reemployment Commencement Date is on or after May 1, 2000 and before July 1, 2001, Break in Service means the period of time described in this
Section 1.12(a) or (b), whichever is most favorable to the individual.

         Section 1.13 Code - means the Internal Revenue Code of 1986, as amended, or any successor statute.

         Section 1.14 Collectively Bargained Plan - means any plan (other than a multiemployer plan) that incorporates a cash or deferred arrangement as described in Code ss. 401(k) and is sponsored by the Employer pursuant to a collective bargaining agreement in effect between the Employer and any union, local or lodge of any union or any bargaining agent for any union which such union, local, lodge or bargaining agent and the Employer have provided that some or all of the employees in the bargaining unit shall be covered by such plan.

         Section 1.15 Committee - means the administrative committee described in ARTICLE XIII.

         Section 1.16 Compensation - means for each Participant

         (a) For all purposes other than as described in Section 1.16(b), the sum of

         (1) his or her wages within the meaning of Code ss. 3401(a) and all other compensation paid by the Affiliates to, or on behalf of, such Participant for the Plan Year that is reportable as "wages, tips and other compensation" on Form W-2 or such other form as the Affiliates are required to provide the Participant under Code ss.ss. 3401(a), 6041(d), 6051(a)(3) and 6052; and

         (2) his or her Pre-Tax Contributions, any elective deferrals under any other Code ss. 401(k) plan maintained by an Affiliate that are excludible from income under Code ss. 402(e)(3), any contributions made to a cafeteria plan of an Affiliate that are excludible under Code ss. 125 and any other contributions or deferrals excludible under Code ss.ss. 132(f)(4) (for Plan Years beginning on or after January 1, 2001), 402(h), 403(b), 414(h)(2) or 457(b).

         (b) For Plan Years beginning before January 1, 1998 for purposes of calculating the Actual Deferral Percentage or Actual Contribution Percentage, such other nondiscriminatory definition of compensation as satisfies the requirements of Code ss. 414(s) and the regulations thereunder.

         (c) The annual Compensation of each Participant taken into account under the Plan shall not exceed $150,000 as adjusted for cost-of-living increases in accordance with Code ss. 401(a)(17). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in such calendar year. If a Plan Year consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual compensation limit does not apply for purposes of Section 5.2.

         (d) For the Plan Years beginning January 1, 1997, any reference to the family aggregation rules of former Code ss. 414(q)(6) in the Plan as in effect before January 1, 1998 is deleted.

         Section 1.17 Eligible Compensation - means for each Participant who is an Eligible Employee all compensation or wages payable to him or her for the Plan Year by reason of his or her employment by an Employer Company before any payroll deductions, but excluding

         (a) bonuses (other than any half-month bonus and, as of July 1, 2001, quarterly bonuses);

         (b) amounts allocated or benefits paid under any employee benefit plan or program, whether or not the plan or program is subject to ERISA or the benefit paid thereunder is taxable (other than paid time off or discretionary days, Pre-Tax Contributions and salary reduction contributions made on behalf of an Employee to the UPS Flexible Benefits Plan or other plan described in Code ss. 125 and, for periods on or after April 1, 1999, amounts allocated under the UPS Deferred Compensation Plan, as amended from time to time, and/or the UPS Deferred Compensation Plan 2000);

         (c) amounts payable under any incentive compensation plan or program (other than commissions and, as of July 1, 2001, sales incentives);

         (d) MIP awards;

         (e) stock options;

         (f) foreign service differentials;

         (g) severance pay;

         (h) expense reimbursements;

         (i) grievance awards (other than back pay);

         (j) fringe benefits; and

         (k) all compensation classified as "miscellaneous."

         The annual Eligible Compensation of each Participant taken into account under the Plan shall not exceed $150,000 as adjusted for cost-of-living increases in accordance with Code ss. 401(a)(17) (the "annual compensation limit"). The cost-of-living adjustment in effect for a calendar year applies to any Plan Year beginning in such calendar year. If a Plan Year consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the short Plan Year, and the denominator of which is 12. The annual compensation limit does not apply for purposes of Section 5.2.

For any Plan Year beginning on or after January 1, 1997, in determining the Compensation of an Eligible Employee, the family aggregation rules of former Code ss. 414(q)(6) shall not apply.

         Section 1.18 Eligible Employee - means any Employee other than an Employee

         (a) whose terms and conditions of employment are governed by a collective bargaining agreement to which the Employer Company is a party, unless the collective bargaining agreement expressly provides for coverage under this Plan;

         (b) who is a nonresident alien receiving no earned income from an Employer Company from sources within the United States (as described more fully in Code ss. 410(b)(3)(C)); or

         (c) who is eligible to participate in a Collectively Bargained Plan or any other Code ss. 401(k) cash or deferred arrangement maintained by an Employer Company (other than the Plan).

Members of the Board as such shall not be considered as Eligible Employees unless they also qualify as such pursuant to the preceding sentence. Under no circumstances will an individual who performs services for a Employer Company, but who is not classified on the payroll as an employee of the Employer Company, for example, an individual performing services for a Employer Company under a leasing arrangement, be treated as an Eligible Employee even if such individual is treated as an "employee" of a Employer Company as a result of common law principals or the leased employee rules under Code ss. 414(n). Further, if an individual performing services for a Employer Company is retroactively reclassified as an employee of a Employer Company for any reason, such reclassified individual shall not be treated as an Eligible Employee for any period prior to the actual date (and not the effective date) of such reclassification unless the Employer Company determines that retroactive reclassification is necessary to correct a payroll classification error.

         Section 1.19 Employee - means a person who is classified on the payroll of an Employer Company as an employee of that Employer Company.

         Section 1.20 Employer - means United Parcel Service of America, Inc.

         Section 1.21 Employer Company - means the Employer, each corporation listed in Appendix 1.21 and any of the following corporations that adopts the Plan and the accompanying Trust Agreement with the approval of the Board of
Directors:

         (a) any domestic corporation at least 90% of whose voting stock is owned by UPS; and

         (b) any domestic corporation at least 90% of whose voting stock is owned by any corporation described in (a) above.

         Section 1.22 Eligibility Computation Period - means the 12 consecutive month period beginning on an individual's Employment Commencement Date or Reemployment Commencement Date (or any anniversary of either such date) and ending on the date immediately preceding the anniversary of such date (or next succeeding anniversary of such date).

         Section 1.23 Employment Commencement Date - means

         (a) Effective as of May 1, 2000, the date on which an individual first performs an Hour of Service.

         (b) Effective prior to May 1, 2000, the date on which an individual first performs an hour of service, within the meaning of Labor Regulation
Section 2530.200b-2, with an Employer Company.

         Section 1.24 Entry Date - means, effective on or after July 7, 2001, the first Saturday of each calendar month and, before July 7, 2001, the first day of each calendar month.

         Section 1.25 ERISA - means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. Section 1.26 ESOP - means an employee stock ownership plan within the meaning of Code ss. 4975(e).

         Section 1.27 Excess Aggregate Contributions - means for any Plan Year the excess of

         (a) the After-Tax Contributions within the meaning of Section 5.5(b) actually made by or on behalf of Highly Compensated Employees for a Plan Year and

         (b) the maximum permissible amount of such contributions for such Plan Year under Codess. 401(m) as described in Section 5.5(a).

The total dollar amount of Excess Aggregate Contributions is determined by reducing contributions on behalf of Highly Compensated Employees in order of their contribution percentages, beginning with the highest of such percentages and continuing until the ACP test is satisfied.

         Section 1.28 Excess Contributions - means for any Plan Year the excess of

         (a) the Pre-Tax Contributions actually were made by or on behalf of Highly Compensated Employees for a Plan Year and which were taken into account in computing his or her Actual Deferral Percentage for such Plan Year over

         (b) the maximum permissible amount of such contributions permitted for such Plan Year under Codess. 401(k) as described in Section 5.4(a).

The total dollar amount of Excess Contributions is determined by reducing contributions on behalf of Highly Compensated Employees in order of their contribution percentages, beginning with the highest of such percentages and continuing until the ADP test is satisfied.

         Section 1.29 Highly Compensated Employee -

         (a) General. The term "Highly Compensated Employee" means for each Plan Year beginning on or after January 1, 1997 each Participant who is an Eligible Employee performing services for an Affiliate during the Plan Year and

         (1) who at any time during the Plan Year or the preceding Plan Year was a 5% owner of an Affiliate (as defined in Code ss. 416(i)(1)(B)(I)), or

         (2) who for the preceding Plan Year received Compensation in excess of $80,000 (indexed in accordance with Codess. 415(d)).

         (b) Additional Rules.

         (1) The determination of which Eligible Employees are Highly Compensated Employees is subject to Codess. 414(q) and any regulations, rulings, notices or procedures under that section.

         (2) Employers aggregated under Codess. 414(b), (c), (m) or (o) will be treated as a single employer for purposes of this Section 1.29.

         Notwithstanding the foregoing, only for the purposes of Puerto Rican law and solely to comply therewith, a "Highly Compensated Employee" shall mean any Participant who is an Eligible Employee employed in Puerto Rico who is among the top one-third (1/3) of all Eligible Employees receiving the highest aggregate compensation from an Employer Company.

         Effective for Plan Years beginning on or after January 1, 1997, the family aggregation rules of former Code ss. 414(q)(6) shall not apply in determining who is a Highly Compensated Employee.

         Section 1.30 Hour of Service -

         (a) General. The term "Hour of Service" means each hour for which an individual:

         (1) is paid, or entitled to payment, for the performance of duties for an Affiliate;

         (2) is paid, or entitled to payment (directly or indirectly) for periods during which no duties are performed due to vacation, holiday, illness, short-term disability or incapacity pursuant to which payments are received in the form of salary continuation or from a short-term disability plan or worker's compensation plan sponsored by an Affiliate or to which an Affiliate contributes, layoff, jury duty, military duty which gives rise to reemployment rights under Federal law, or paid leave of absence (including a period where an employee remains on salary continuation during a period of illness or incapacity);

         (3) is paid by an Affiliate for any reason an amount as "back pay," irrespective of mitigation of damages; or

         (4) is on an unpaid leave of absence, including (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by the individual or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         (b) Additional Rules. Notwithstanding the foregoing,

         (1) An individual will earn Hours of Service credit without regard to whether such individual is treated as an "employee" of an Affiliate as a result of the application of common law principles or by operation of Code ss. 414(n).

         (2) An individual will be credited with 190 Hours of Service for the performance of duties with respect to each regularly-scheduled calendar work month in which such individual would, under the rules described herein, have earned at least one Hour of Service and if an individual has a Period of Separation of less than 12 months, he or she will be credited with 190 Hours of Service for each calendar month during that Period of Separation.

         Section 1.31 Investment Options - means the investment alternatives selected by the Committee pursuant to Section 7.1.

         Section 1.32 Investment Manager - means a person (a) who is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Act"), a bank, as defined in the Act, or an insurance company that, within the meaning of ERISA ss. 3(38), is qualified to manage, acquire and dispose of the assets of an employee benefit plan under the laws of more than one state, and (b) who is appointed as an investment manager.

         Section 1.33 Merged Account - means the subaccount maintained as a part of a Participant's Account to show his or her interest attributable to amounts that have been transferred from another qualified plan pursuant to a merger or other transaction described in Section 14.3 and which are not allocated to his or her Pre-Tax Contribution Account, After-Tax Contribution Account or Rollover Contribution Account.

         Section 1.34 Nonhighly Compensated Employee - means for each Plan Year each Participant who is an Eligible Employee performing services for an Affiliate during the Plan Year and who is not a Highly Compensated Employee.

         Section 1.35 Participant - means (a) each Eligible Employee who satisfied the requirements for participation set forth in Section 2.1 and (b) each other person (other than an alternate payee as defined in Code ss. 414(p)(8) or a Beneficiary) for whom an Account is maintained as a result of contributions made under this Plan or amounts transferred to this Plan.

         Section 1.36 Participation Requirement - means on or after May 1, 2000, a 6-month Period of Service and, before May 1, 2000, a 1-year Period of Service.

         (a) A "6-month Period of Service" means,

         (1) effective as of May 1, 2000, an Eligibility Computation Period during which an individual completes at least 1000 Hours of Service and an individual will be deemed to have completed a 6-month Period of Service as of the last day of the calendar month in which he or she completes at least 1000 Hours of Service; or

         (2) effective before May 1, 2000, a Period of Service of at least 6 months; provided, for each individual whose Employment Commencement Date or Reemployment Commencement Date is on or after May 1, 2000 and before July 1, 2001, a "6-month Period of Service" means the period described in Section 1.36(a)(1) or the period described in this Section 1.35(a)(2), whichever is completed first.

         (b) A "1-year Period of Service" means a Period of Service of at least 12 months.

         (c) For purposes of satisfying the Participation Requirement under
Section 1.36(a) or (b) (as well as the service requirement of Section 9.5(b)),

         (1) an individual who first performed services for an Affiliate following a transaction identified in Appendix 1.35 will be given credit for employment with the employer identified in Appendix 1.36 (but not before any date as may be specified in Appendix 1.35) as if such employment had been with an Affiliate; and

         (2) an individual who was a participant in a merged plan (described in Appendix 1.36) will be given credit for employment with an employer maintaining the merged plan as if such employment had been with an Affiliate.

         Section 1.37 Period of Separation - means for those Employees who first become Participants before July 1, 2001, a continuous period of time during which an individual does not perform an Hour of Service. Such a Period of Separation begins on the date the individual has a Separation from Service.

         Section 1.38 Period of Service - means the period of time beginning on an individual's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the date a Break in Service begins. A Period of Service of 12 months is equal to one full year of service.

         Section 1.39 Plan - means this UPS Savings Plan and Trust Agreement as set forth in this document and all subsequent amendments to this document.

         Section 1.40 Plan Year - means the calendar year.

         Section 1.41 Pre-Tax Contribution - means a contribution to the Plan at the election of a Participant pursuant to a salary reduction agreement in accordance with Section 3.1 that is not includible in gross income for federal income tax purposes solely by reason of the application of Code ss. 401(k).

         Section 1.42 Pre-Tax Contribution Account - means the subaccount maintained as part of a Participant's Account to show his or her interest attributable to Pre-Tax Contributions, amounts transferred from his or her pre-tax contribution accounts under the QSOP and amounts attributable to pre-tax contributions under another qualified plan transferred pursuant to a merger of other transaction described in Section 14.3 to the extent provided in Appendix 14.3.

         Section 1.43 QSOP - means the UPS Qualified Stock Ownership Plan, as amended from time to time.

         Section 1.44 Reemployment Commencement Date - means for an individual who has a Break in Service, an adjusted employment commencement date, which is the first date on which that individual performs an Hour of Service following the Break in Service.

         Section 1.45 Rollover Contribution - means a contribution described in
Section 3.6.

         Section 1.46 Rollover Contribution Account - means the subaccount maintained as part of a person's Account to show his or her interest attributable to Rollover Contributions, amounts transferred from his or her rollover account under the QSOP and amounts attributable to rollover contributions under another qualified plan transferred pursuant to a merger or other transaction described in Section 14.3 to the extent provided in Appendix 14.3.

         Section 1.47 SavingsPLUS Contribution - means the SavingsPLUS Contribution made under the QSOP in respect of a Participant's Pre-Tax Contributions.

         Section 1.48 SavingsPLUS Transfer Account - means the subaccount maintained as a part of a person's Account to show his or her interest attributable to SavingsPLUS Contributions transferred by the Participant from his or her SavingsPLUS contribution account under the QSOP in accordance with
Section 4.1.

         Section 1.49 Separation from Service - means:

         (a)

         (1) Effective as of May 1, 2000, the date on which an individual terminates employment with all Affiliates by reason of a voluntarily quit, retirement, death, the end of a period of disability of more than 52 weeks at which time a physician certifies that the individual is currently disabled and unable to return to work for an Affiliate, discharge, failure to return from layoff or authorized leave of absence, or for any other reason (unless a grievance is pending) provided for periods before January 1, 2002, such separation constitutes a "separation from service" within the meaning of Code ss. 401(k) and for periods on or after January 1, 2002, such separation constitutes a "severance from employment" within the meaning of Code ss. 401(k); provided, however, that a "separation from employment" shall not occur with respect to any Participant as a result of a transaction if his or her new employer following the transaction agrees to assume this Plan or agrees to assume assets and liabilities of this Plan attributable to such Participant. A discharge will not be treated as a Separation from Service while a grievance is pending but, if the discharge is upheld, will be treated as a Separation from Service as of the date of the discharge.

         (2) Effective before May 1, 2000, the earlier of the date under Section 1.49(a)(1) or the date on which a 12-consecutive month period ends during which the individual did not perform an Hour of Service.

         (b) A transfer from one Affiliate to another will not result in a Separation from Service.

         (c) A discharge will not result in a Separation from Service for any purpose while a grievance is pending but, if the discharge is upheld, the Separation from Service will be the date of the discharge.

         Notwithstanding the foregoing, and solely for the purpose of determining the length of a Period of Service before May 1, 2000, in the case of an Employee who ceases active employment (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, "Separation from Service" shall mean the second anniversary of said cessation of active employment.

         Section 1.50 Trust Fund - means the assets held by the Trustee under this Plan.

         Section 1.51 Trustee - means a bank, trust company or other financial institution with trust powers acting from time to time as trustee for the Trust Fund pursuant to ARTICLE XI.

         Section 1.52 VRU - means the automated voice response unit or any other voice or electronic medium maintained for the purpose of effecting participant communications under the Plan.

         Section 1.53 Valuation Date - means December 31 of each year and any other date chosen by the Committee and acceptable to the Trustee.

                           Article II. PARTICIPATION

         Section 2.1 General. Each Eligible Employee will become a Participant on the Entry Date coinciding with or immediately following the date he or she has completed the Participation Requirements.

         Section 2.2 Application to Participate. Each Participant who is an Eligible Employee may enroll in the Plan by electing to make a Pre-Tax Contribution, After-Tax Contribution or a Rollover Contribution via VRU or in accordance with such other procedures prescribed by the Committee or its designee. The Committee or its designee shall promptly process the Participant's enrollment and confirm the enrollment of such Participant and his or her elections to make contributions.

         Section 2.3 Transfers.

         (a) Transfer to Position Not Covered by Plan. If a Participant loses his or her status as an Eligible Employee because he or she is transferred to an Affiliate that is not an Employer Company or because he or she is transferred to a position with an Employer Company that is not an Eligible Employee position, he or she shall cease to be eligible to make Pre-Tax Contributions, After-Tax contributions or Rollover Contributions under this Plan, but his or her Account shall continue to be maintained under this Plan until he or she has a distribution even or such Account is transferred to another qualified plan maintained by an Employer Company or Affiliate.

         (b) Transfer of Account from Another Employer Company Plan. This
Section 2.3(b) will be effective on and after the date it is activated by the Committee. To the extent provided in Appendix 2.3 (which will be written and amended by or at the direction of the Committee), the Committee may permit the contribution of funds to a Participant's Account which represent the transfer of his or her account from any other ss. 401(k) cash or deferred arrangement maintained by an Employer Company. Such funds shall be transferred in accordance with procedures established by the Committee and shall be held in the appropriate subaccount.

         Section 2.4 Correction. If the Committee discovers that an individual it determined to be a Participant is in fact not a Participant, the Committee will as soon as practicable after such discovery make such corrections or refunds. If the Committee discovers that a Participant was not treated as covered under the Plan, the Committee as soon as practicable will take such action as it deems appropriate and proper under the circumstances.

         Section 2.5 Reemployment. If an Eligible Employee has a Separation from Service before he or she completes the Participation Requirement and his or her Period of Separation is less than 12 consecutive months, the Eligible Employee's Period of Service will be aggregated with the Period of Separation and the Period of Service completed after the Period of Separation. If the individual had a Break in Service, then his or her prior Period of Service will be disregarded and he or she will not become a Participant until he or she completes the Participation Requirement following his or her Reemployment Commencement Date.

         If a Participant has a Separation from Service after completing the Participation Requirement, then he or she will again become eligible to make Pre-Tax Contributions, After-Tax Contributions, and Rollover Contributions to the extent otherwise permitted under the Plan as soon as practicable after the date he or she next performs an Hour of Service as an Eligible Employee.

         Section 2.6 Not a Contract of Employment. This Plan is intended only to encourage Eligible Employees of the Employer Companies to save for their retirement. This Plan is not a contract of employment. Thus, participation in this Plan will not give any person either the right to be retained as an employee of an Employer Company or, upon such person's termination of employment, the right to any interest in the Trust Fund other than his or her interest as expressly set forth in this Plan.

          Article III. EMPLOYEE CONTRIBUTIONS, ROLLOVER CONTRIBUTIONS
                                  AND TRANSFERS

         Section 3.1 Pre-Tax Contributions.

         (a) General. Subject to the rules and limitations in this Section 3 and in Section 5, each Participant who is an Eligible Employee (other than an Eligible Employee employed in Puerto Rico) may make Pre-Tax Contributions through authorizing the pre-tax payroll deduction of

         (1) from 1% to 17% (in 1% increments) of his or her Eligible Compensation (excluding those items set forth in Section 3.1(a)(2),(3) and (4) below) for each pay period;

         (2) all or a part of his or her half month bonus;

         (3) effective as of July 1, 2001, quarterly bonuses; and

         (4) all or a part of his or her discretionary days pay off.

         (b) Puerto Rico. Subject to the rules and limitations in this Section 3 and in Section 5, each Participant who is an Eligible Employee employed in Puerto Rico may make Pre-Tax Contributions through authorizing the pre-tax payroll deduction of

         (1) from 1% to 10% (in 1% increments) of his or her Eligible Compensation (including those items set forth in Section 3.1(b)(2),(3) and (4) below) for each pay period;

         (2) all or a part of his or her half month bonus;

         (3) effective as of July 1, 2001, quarterly bonuses; and

         (4) all or a part of his or her discretionary days pay off.

Notwithstanding the foregoing, a Participant who is an Eligible Employee employed in Puerto Rico may not contribute total Pre-Tax Contributions under this Section 3.1(b) in excess of 10% of his or her Eligible Compensation.

An election under this Section 3.1(a) or (b) must be made via VRU or in accordance with such other procedures prescribed by the Committee or its designee. A Participant may make an election to begin making Pre-Tax Contributions on any business day that coincides with or follows the date he or she becomes a Participant. A Participant's initial payroll deduction contribution election will be effective for the first pay period beginning after his or her election is processed and will continue while the Participant is an Eligible Employee until the Participant changes his or her election in accordance with Section 3.3 or suspends his or her contributions in accordance with Section 3.4.

The Committee has the right at any time unilaterally to reduce prospectively the amount or percentage of Pre-Tax Contributions elected by any Participant who is a Highly Compensated Employee or by all Highly Compensated Employees as a group if it determines that reduction is appropriate in light of the limitations under
Section 5.4.

         (c) Accounts. The Pre-Tax Contributions elected by a Participant under Sections 3.1(a) and (b) will be credited to such Participant's Pre-Tax Contribution Account.

         Section 3.2 After-Tax Contributions.

         (a) General. Subject to the rules and limitations in this Section 3 and in Section 5, each Participant who is an Eligible Employee may make After -Tax Contributions through authorizing the after-tax payroll deduction of from 1% to 5% (in 1% increments) of his or her Eligible Compensation for each pay period.

Such election must be made via VRU or in accordance with such other procedures prescribed by the Committee or its designee. A Participant may make an election to begin making After-Tax Contributions on any business day that coincides with or follows the date he or she becomes a Participant. A Participant's initial contribution election will be effective for the first pay period beginning after his or her election is processed and will continue while the Participant is an Eligible Employee until the Participant changes his or her election in accordance with Section 3.3 or suspends his or her contributions in accordance with Section 3.4.

The Committee has the right at any time unilaterally to reduce prospectively the amount or percentage of After-Tax Contributions elected by any Participant who is a Highly Compensated Employee or by all Highly Compensated Employees as a group if it determines that reduction is appropriate in light of the limitations under Section 5.5.

         (b) Accounts. The After-Tax Contributions elected by a Participant under Section 3.2(a) will be credited to such Participant's After-Tax Contribution Account.

         Section 3.3 Changes. A Participant who is an Eligible Employee may make an election to change the rate of his or her Pre-Tax or After-Tax Contributions or the type of Contributions on any business day via VRU or in accordance with such other procedures prescribed by the Committee or its designee. Such change in the rate or type of Contributions will be effective for the first pay period beginning after his or her election is processed.

         Section 3.4 Suspension of Contributions.

         (a) Voluntary Suspension. A Participant may suspend his or her Pre-Tax Contribution or After-Tax Contribution at any time via VRU or in accordance with such other procedures prescribed for such purpose by the Committee or its designee. A Participant's suspension will be effective for the first pay period beginning after his or her election is processed. Thereafter, the Participant who is an Eligible Employee may make an election to resume Pre-Tax Contributions and/or After-Tax Contributions in accordance with Section 3.1 or Section 3.2, respectively.

         (b) Change in Eligibility Status. A Participant's Pre-Tax Contributions and/or After-Tax Contributions shall automatically stop when he or she ceases to be an Eligible Employee. If a Participant's status thereafter changes to an Eligible Employee (whether by reemployment or otherwise), he or she may make a new election to make Pre-Tax Contributions and/or After-Tax Contributions in accordance with Section 3.1 or Section 3.2, respectively.

         (c) Hardship Withdrawal. A Participant will be treated as if he or she had elected to completely suspend Pre-Tax and After-Tax Contributions for the 12-month period following a hardship withdrawal in accordance with Section 9.8(c), and a Participant who was not making Pre-Tax or After-Tax Contributions at the time of the withdrawal will not be allowed to resume making Pre-Tax or After-Tax contributions for the 12-month period following a hardship withdrawal. Following the suspension, Participant may elect to resume making Pre-Tax Contributions and/or After-Tax Contributions in accordance with Section 3.1 or
Section 3.2, respectively.

         (d) Leave of Absence. A Participant's Pre-Tax and After-Tax Contributions will continue to be deducted during any period of paid leave of absence, provided he or she continues to be classified as an Eligible Employee during the leave. However, a Participant's Pre-Tax and After-Tax Contributions will be suspended during any period of unpaid leave of absence. Payroll deductions automatically will resume as soon as administratively practicable after the Participant's resumption of active employment as an Eligible Employee in accordance with the Participant's Election in effect immediately prior to his or her unpaid leave unless the Participant files an Election (1) to suspend contributions in accordance with Section 3.4(a), or (2) to change his or her rate of contributions in accordance with Section 3.3.

         Section 3.5 Payment of Contributions to Trustee. All Pre-Tax and After-Tax Contributions will be paid to the Trustee as soon as practicable after the related payroll deductions are made and, in any event, by the deadlines, if any, established for making those payments under ERISA or the Code.

         Section 3.6 Rollovers from Qualified Plans or Conduit IRAs

         (a) An Eligible Employee may contribute to the Trust an amount consisting of an "eligible rollover distribution" (as defined below) from another qualified retirement plan, or "a transfer from a conduit IRA," (as defined below) provided that the contribution shall not jeopardize the qualification of the Plan or the tax-exempt status of the Trust or create adverse tax consequences for the Employer. A Participant who has incurred a Separation from Service may contribute to the Trust in accordance with this
Section 3.6(a), provided that the Participant has not otherwise received a distribution of his or her Account pursuant to Section 9.2 and, provided further, that (i) before July 1, 2001, such contribution is made within ninety
(90) days of the date he or she has a Separation from Service and (ii) on or after July 1, 2001, only if the Participant's aggregate balance in the Savings Plan and the QSOP exceeds thirty-five hundred dollars ($3,500.00) and the ninety
(90) day rule described in (i) shall not apply.

         (b) Any such contribution shall at all times be fully vested and nonforfeitable. Such contribution shall be held in a subaccount under the Participant's Account (the "Rollover Contribution Account").

         (c) For purposes of this Section 3.6, an "eligible rollover distribution" means:

         (1) an eligible rollover distribution, within the meaning of Code ss. 402, which is transferred to this Plan by the participant no later than sixty
(60) days following the date on which the Participant received the distribution from another qualified retirement plan or

         (2) an eligible rollover distribution, within the meaning of Code ss. 402, which is transferred to this Plan directly by another qualified retirement plan at the Participant's direction pursuant to Code ss. 401(a)(31).

In the case of an eligible rollover distribution described in ss. 3.6(c)(1) above, the Participant may contribute an amount equal to the gross amount of the distribution, notwithstanding that a portion of the distribution may have been subject to mandatory income tax withholding.

         (d) For purposes of this Section 3.6, "a transfer from a conduit IRA" means: an amount transferred to this Plan within sixty (60) days of the Participant's receipt of distribution thereof, from an individual retirement account or annuity ("IRA") to which no contributions have been made from any source other than amounts which were previously distributed to the Participant as an eligible rollover distribution from another qualified retirement plan subject to Code ss. 401(a), and which were deposited in such IRA within sixty
(60) days of such prior distribution.

         (e) After-tax employee contributions distributed from a qualified retirement plan or annuity contract or from an IRA may not be contributed to the Plan under this Section 3.6.

                   Article IV. TRANSFERS FROM AND TO THE QSOP

         Section 4.1 Amounts Transferred from the QSOP. Effective as of November 23, 1998, a Participant may transfer amounts from his or her account under the QSOP to this Plan, subject to any provisions in the QSOP which would govern such a transfer, via the VRU or in accordance with such other procedures as are established from time to time by the administrative committee of the QSOP and accepted by the Committee, and such a request for transfer shall be processed as soon as practicable after the request is made. Any amounts transferred from the QSOP to this Plan which are attributable, in whole or in part, to a Participant's Pre-Tax Contribution Account, After-Tax Contribution Account, Rollover Contribution Account or Merged Account shall be credited respectively to the Participant's Pre-Tax Contributions Account, After-Tax Contribution Account and Rollover Contribution Account or Merged Account. Any amounts transferred from the QSOP to this Plan which are attributable to a Participant's "SavingsPLUS Contributions" as defined in the QSOP shall be credited to the Participant's SavingsPLUS Transfer Account. All amounts transferred from the QSOP to this Plan shall be invested as provided in Section 7.2.

         Section 4.2 Transfers to the QSOP. Effective as of November 23, 1998, a Participant may transfer amounts from his or her Account under the Plan to the QSOP, subject to any provisions in the QSOP which would govern such a transfer, via the VRU or in accordance with such other procedures as are established from time to time by the administrative committee of the QSOP and accepted by the Committee, and such a request for transfer shall be processed as soon as practicable after the request is made. Notwithstanding the foregoing, any amounts attributable to assets of a Merged Plan shall not be eligible for transfer to the QSOP until the assets of such Merged Plan are consolidated for investment purposes with the amounts contributed under this Plan.

            Article V. LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

         Section 5.1 Order. The allocation of contributions made under this Plan (other than Rollover Contributions) will be subject to the limitations of this
Section 5.1, as applied, in the following order:

         (a) the Codess.415 limitations under Section 5.2,

         (b) the Codess.402(g) limitation under Section 5.3,

         (c) the ADP Test limitation for Highly Compensated Employees under
Section 5.4,

         (d) the ACP Test limitation for Highly Compensated Employees under
Section 5.5.

         Section 5.2 Codess. 415 Limitations.

         (a) General Rule. The term "limitation year" as defined in Code ss. 415 and the corresponding regulations means the calendar year. The total annual additions (as described in Section 5.2(b)) allocated to a Participant's Account for any limitation year when added to the contributions that are treated as made on behalf of such Participant for such limitation year under the coordination rules in Section 5.2(c) will not exceed the lesser of:

         (1) 25% of the Participant's Compensation for the limitation year,

         (2) for limitation years beginning after December 31, 1994, $30,000 (as adjusted under Codess. 415(d)), or

         (3) such lesser amount as the Committee deems necessary or appropriate to satisfy the requirements of Code ss. 415 in light of Section 5.2(c) and the benefits, if any, accrued and the contributions, if any, made for such Participant under any other employee benefit plan maintained by an Affiliate.

If a short limitation year (less than 12 months) is created because of an amendment, the limitation described in (2) above will be prorated.

         (b) Annual Additions. The term "annual additions" means, for each Plan Year, the total contributions allocated to a Participant's Account for that Plan Year as Pre-Tax Contributions or After-Tax Contributions. Any corrective allocations made under this Plan will be treated as annual additions in the limitation year to which such allocations relate.

For the purpose of this Section 5.2, contributions allocated to an "individual medical benefit account" described in Code ss. 415(l) and contributions credited under a welfare benefit fund maintained by an Affiliate for any year to a reserve for post-retirement medical benefits for a Participant who is a "key employee" within the meaning of Code ss. 416(i) will be treated as a contribution made on his or her behalf under this Plan when, and to the extent, required under Code ss. 415 or ss. 419A(d).

         (c) Corrections in this Plan. If as the result of the allocation of forfeitures, the failure to estimate a Participant's compensation, the failure to estimate a Participant's Pre-Tax Contributions or pre-tax contributions under other plans of an Affiliate or under such other facts and circumstances which the Commissioner of the Internal Revenue finds so justify, the limitations imposed by Code ss. 415(c) are exceeded for any Participant in a Limitation Year, the Participant's Account shall be reduced to the extent required to comply with such limitations. Such reductions shall be made in the following order:

         (1) by refunding After-Tax Contributions for such limitation year (and any investment gain attributable to those refunded contributions);

         (2) by refunding unmatched Pre-Tax Contributions for such limitation year (and any investment gain attributable to those refunded contributions); and

         (3) by refunding matched Pre-Tax Contributions for such limitation year (and any investment gain attributable to those attributable to those refunded contributions) and transferring the related SavingsPLUS Contributions under the QSOP to a Code ss. 415 suspense account.

         (d) Coordination Rules.

         (1) For limitation years beginning on or after January 1, 2000. If any adjustment is required under Codess. 415 as a result of a Participant's participation in any other defined contribution plans, the adjustment will be made in the following steps: (1) from unmatched employee contributions in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Codess. 401(k); (2) from unmatched elective deferrals in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Code ss. 401(k); (3) from matched employee contributions in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Codess. 401(k) and the related SavingsPLUS Contributions under the QSOP or matching contribution under any other defined contribution plan in which the individual is a participant (4) from matched elective deferrals in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Codess. 401(k) and the related SavingsPLUS Contributions under the QSOP or matching contribution under any other defined contribution plan in which the individual is a participant; (5) from other contributions made to the QSOP and (5) from other contributions to any other defined contribution plans in which the individual is a participant.

         (2) For limitation years beginning prior to January 1, 2000. If any adjustment is required under Codess. 415 as a result of a Participant's participation in any other defined contribution plans or defined benefit plans established or maintained by an Affiliate, the adjustment will be made in the following steps: (1) in the defined benefit plans; (2) from unmatched Pre-Tax Contributions, After-Tax Contributions, elective deferrals or employee contributions in this Plan, a Collectively Bargained Plan and any other defined contribution plans with a cash or deferred arrangement intended to satisfy Codess. 401(k); (3) from matched Pre-Tax Contributions, elective deferrals or employee contributions in this Plan, a Collectively Bargained Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Codess. 401(k) and the related SavingsPLUS Contributions under the QSOP or matching contribution under any other defined contribution plan in which the individual is a participant; (4) from other contributions made to the QSOP and
(5) from other contributions made under any other defined contribution plans in which the individual is a participant.

         (e) Coordination with Code ss. 401(k) and Code ss. 402(g). Any Pre-Tax Contributions refunded under this Section 5.2 will be disregarded for the purposes of Code ss. 402(g) limitations under Section 5.3 and the Code ss. 401(k) limitations under Section 5.4.

         Section 5.3 Codess.402(g) Limitations.

         (a) A Participant's total Pre-Tax Contributions under this Plan and "elective deferrals" within the meaning of Code ss. 402(g) under all other qualified plans, contracts and arrangements maintained by an Affiliate during any calendar year (other than amounts refunded to reduce a Code ss. 415 excess under Section 5.2 or other plans) will not exceed the annual dollar limit under Code ss. 402(g) (or, with respect to Participants in Puerto Rico, such lower limit as may be prescribed under Puerto Rican law). A Participant whose Pre-Tax Contributions together with other elective deferrals under a plan of an Affiliate exceed the applicable limitation, shall be deemed to have made a request for a refund under Section 5.3(b) and the excess will be refunded in accordance with Section 5.3(c).

         (b) If a Participant's Pre-Tax Contributions for a calendar year, when added to the "elective deferrals" within the meaning of Codess. 402(g) made for a calendar year on behalf of such Participant under plans, contracts or arrangements of an employer that is not an Affiliate (for example, another unrelated employer's Codess.401(k) plan or tax sheltered annuity) for that calendar year, exceed the Codess.402(g) dollar limit, he or she may request a refund of that excess (or, if less, the Participant's Pre-Tax Contributions deducted during such calendar year under this Plan) by filing an Election no later than March 1 of the following calendar year. A Participant's Election under this Section 5.3(b) will specify the dollar amount of the excess and include a written statement that absent the refund, the Pre-Tax Contributions made under this Plan plus the other contributions described in Section 5.3(a) will exceed the Codess.402(g) limit for that calendar year.

         (1) Any refund timely requested or deemed requested under Section 5.3(b) (adjusted for investment gain or loss) will be made no later than the April 15 that immediately follows the date the refund is requested or deemed requested.

         (2) Any Pre-Tax Contributions (other than Pre-Tax Contributions described in the second sentence of this Section 5.3(b)(2)) that exceed the limit set forth in Codess. 402(g) will be taken into account for purposes of the ADP Test under Section 5.4 regardless of whether the Pre-Tax Contributions are refunded to a Participant in accordance with this Section 5.3(b). Notwithstanding the foregoing, excess Pre-Tax Contributions of a Nonhighly Compensated Employee will not be taken into account for purposes of the ADP Test to the extent the excess arises solely from Pre-Tax Contributions under this Plan and pre-tax contributions under all other qualified plans, contracts and arrangements maintained by the Affiliates to the extent prohibited under Codess. 401(a)(30). Excess Pre-Tax Contributions that are refunded under this Section 5.3(c) will not be taken into account for purposes of the Code ss. 415 limitations under Section 5.2.

         (3) Refunds of excess Pre-Tax Contributions will be adjusted for investment gain or loss for the Plan Year for which the deferrals were made in accordance with the regulations under Code ss. 402(g) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the deferrals are distributed.

         Section 5.4 Codess.401(k) Limitations for Highly Compensated Employees.

         (a) ADP Test. For each Plan Year beginning on or after January 1, 1997, the average of the Highly Compensated Employees' ADPs for that Plan Year, when compared to the average of the Nonhighly Compensated Employees' ADPs for the preceding Plan Year will satisfy either of the following tests:

         (1) the average of the ADPs for all Highly Compensated Employees is not more than 125% of the average of the ADPs for all Nonhighly Compensated Employees, or

         (2) the average of the ADPs for all Highly Compensated Employees is not more than two times the average of the ADPs for all Nonhighly Compensated Employees, and the excess of the average of the ADPs for all Highly Compensated Employees over the average of the ADPs for all Nonhighly Compensated Employees is not more than two percentage points.

         In performing the ADP Test for a Plan Year, the applicable averages will be calculated taking into account each Participant who was eligible to make Pre-Tax Contributions at any time during that Plan Year.

         (b) Aggregation with Other Plans or Arrangements. The ADP for any Highly Compensated Employee will be determined as if all contributions made behalf of such Highly Compensated Employee during the same Plan Year under one, or more than one, other plan described in Code ss. 401(k) maintained by an Affiliate had been made under this Plan or, at the option of the Committee, the Plan may be permissively aggregated with such other plans. If this Plan satisfies the coverage requirements of Code ss. 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the coverage requirements of Code ss. 410(b) only if aggregated with this Plan, this Section
5.4 will be applied by determining the ADPs of all Participants as if all those plans were a single plan.

         (c) Other Requirements and Elections. The determination and treatment of the Pre-Tax Contributions and ADP of any Participant will satisfy any other requirements prescribed by the Secretary of the Treasury including any subsequent Internal Revenue Service guidance issued under Code ss. 401(k), and, in performing the ADP Test, the Committee may use any alternatives and elections authorized under the applicable regulations, rulings or revenue procedures.

         (d) Action to Satisfy ADP Test.

         (1) Refund of Excess Contributions. Excess Contributions for a Plan Year beginning on or after January 1, 1997 (adjusted for investment gain or loss) will be refunded no later than the last day of the immediately following Plan Year to Highly Compensated Employees on whose behalf the Excess Contributions were made. Refunds will be made on the basis of the amount of Pre-Tax Contributions for such Plan Year starting with the Highly Compensated Employee with the greatest dollar amount of Pre-Tax Contributions, first from his or her unmatched Pre-Tax Contributions thereafter from his or her Pre-Tax Contributions that are matched under the QSOP. The Excess Contributions that would otherwise be refunded will be reduced (in accordance with the Codess.401(k) regulations) by any refund made to the Highly Compensated Employee under Section 5.3.

         (2) Determination of Investment Gain or Loss. Excess Contributions will be adjusted for investment gain or loss for the Plan Year for which the contributions were made in accordance with the regulations under Code ss. 401(k) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the Excess Contributions are distributed.

         Section 5.5 ACP Test Limitation For Highly Compensated Employees.

         (a) ACP Test. For each Plan Year beginning on or after January 1, 1997, the average of the Highly Compensated Employees' ACPs for that Plan Year, when compared to the average of the Nonhighly Compensated Employees' ACPs for the preceding Plan Year will satisfy either of the following tests:

         (1) the average of the ACPs for all Highly Compensated Employees does not exceed 125% of the average of the ACPs for all Nonhighly Compensated Employees, or

         (2) the average of the ACPs for all Highly Compensated Employees is not more than two times the average of the ACPs for all Nonhighly Compensated Employees, and the excess of the average of the ACPs for all Highly Compensated Employees over the average of the ACPs for all Nonhighly Compensated Employees is not more than two percentage points.

         In performing the ACP Test for a Plan Year, the applicable averages will be calculated taking into account each Participant who was eligible to make Pre-Tax Contributions at any time during that Plan Year.

         (b) Aggregation with Other Plans or Arrangements.

         (1) For any Plan Year before the Board activates the ESOP feature on the QSOP, the ACP for each Participant who is an Eligible Employee will be determined by aggregating this Plan with the QSOP. SavingsPLUS Contributions made under the QSOP will be treated as After-Tax Contributions under this Plan. Further, the ACP for any Highly Compensated Employee will be determined as if any "employee contributions" (within the meaning of Codess. 401(m)) and any "matching contributions" (within the meaning of Codess. 401(m)(4)) allocated to his or her account during the same Plan Year under one, or more than one, other plan described in Codess. 401(a) orss.401(k) maintained by an Affiliate had been made under this Plan or, at the option of the Committee, the Plan may be permissively aggregated with such other plans. If this Plan satisfies the coverage requirements of Codess. 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the coverage requirements of Code ss. 410(b) only if aggregated with this Plan, then this Section 5.5 will be applied by determining the ACPs of all Participants as if all the plans were a single plan.

         (2) For any Plan Year in which the ESOP feature is activated, SavingsPLUS Contributions under the QSOP may not be aggregated with employee contributions or matching contributions under any other plan, including this Plan, to the extent prohibited by the regulations under Code ss. 410(b), as modified by the regulations under Code ss. 401(k).

         (c) Multiple Use Limitation. The ACPs of all Highly Compensated Employees will be reduced (beginning with the highest of such percentages) to the extent required under Code ss. 401(m) and the regulations issued under that section to prevent multiple use of the alternative test described in Code ss. 401(k)(3)(A)(ii)(II) and in Code ss. 401(m)(2)(A)(ii) in the same Plan Year. The reduction will be treated as an Excess Aggregate Contribution.

         (d) Action to Satisfy ACP Test.

         (1) Distribution or Forfeiture of Excess Aggregate Contributions.

         Notwithstanding any other provision of this Plan, Excess Aggregate Contributions made for any Plan Year adjusted for investment gains and losses will be distributed from the Accounts of Highly Compensated Employees no later than the last day of the immediately following Plan Year.

         For any Plan Year before the Board activates the ESOP feature of the QSOP, the Excess Aggregate Contributions will be distributed on behalf of each Highly Compensated Employee, starting with the Highly Compensated Employee who has the largest sum of those contributions and ending when the Excess Aggregate Contributions are distributed. The Excess Aggregate Contributions will first be reduced by distributing After-Tax Contributions from this Plan, and then by distributing SavingsPLUS Contributions from the QSOP. If a distribution cannot be made from this Plan because After-Tax Contributions have been transferred to the QSOP (without having been transferred back to this Plan), then the distribution will be made from the Highly Compensated Employee's savings plan after-tax contribution account in the QSOP.

         For any Plan Year in which the ESOP feature is activated, the distribution of Excess Aggregate Contributions will be made on the basis of the amount of After-Tax Contributions made on behalf of a Highly Compensated Employee, starting with the Highly Compensated Employee with the most After-Tax Contributions and ending when the Excess Aggregate Contributions are distributed.

         (2) Determination of Investment Gain or Loss. Excess Aggregate Contributions will be adjusted for investment gain or loss for the Plan Year for which such contributions were made in accordance with the regulations under Code ss. 401(m) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the Excess Aggregate Contributions are distributed.

              Article VI. VALUATION AND ACCOUNT DEBITS AND CREDITS

         Section 6.1 Accounts. The Committee will establish and maintain an Account (composed of such subaccounts as the Committee deems appropriate) in the name of each Participant to which will be credited such sums of cash or other property from time to time contributed or transferred to this Plan together with the earnings, profits and appreciation on those assets and to which will be charged the losses and depreciation on those assets and the Participant's share of the expenses of this Plan and the Trust Fund unless the Employer Companies pay for such expenses.

         Section 6.2 Allocation Procedure. As of the last day of each Accounting Period each Account balance will be adjusted to reflect the following credits or debits as soon as practicable after the Committee receives the Employer Companies' payroll data and other relevant records:

         (a) His or her Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions (in accordance with ARTICLE III);

         (b) Effective as of November 23, 1998, his or her transfers of amounts of, or amounts attributable to, Pre-Tax Contributions, After-Tax Contributions and Rollover Contributions (together with any earnings thereon) to and from the QSOP in accordance with Sections 4.1 and 4.2;

         (c) His or her amounts transferred pursuant to a merger or other event described in Section 14.3 and in accordance with provisions set forth in Appendix 14.3;

         (d) Effective as of November 23, 1998, his or her transfers of SavingsPLUS Contributions from the QSOP (together with any earnings thereon) in accordance with Section 4.1;

         (e) His or her pro rata share of investment earnings, profits, and investment losses;

         (f) His or her pro rata share of appreciation and depreciation;

         (g) His or her per capita share of the administrative expenses of the Plan and Trust Fund and his or her pro rata share of all other expenses of the Plan and Trust Fund except to the extent that the Employer Companies pay for those administrative or other expenses; and

         (h) Distributions, withdrawals or transfers from his or her Account.

         The Committee will make these and any additional credits or debits as the Committee deems necessary or appropriate under the circumstances in whatever sequence the Committee deems appropriate under the circumstances.

         Section 6.3 Allocation Corrections. If an error or omission is discovered in any Account, an appropriate adjustment will be made to such Account and to such other Accounts as deemed appropriate and proper under the circumstances by or at the direction of the Committee in order to remedy such error or omission.

                            Article VII. INVESTMENTS

         Section 7.1 Investment of Trust Fund.

         (a) It is intended that the Plan satisfy the conditions for the participant-directed investment of Plan accounts contained in ERISAss.404(c) and the regulations thereunder (Labor Regulation Section 2550.404c-1), so as to afford to each Participant the opportunity to exercise control over the assets in his or her Account and to choose, from a broad range of investment alternatives, the manner in which said assets are invested. In accordance with Sections 7.2 through 7.4, each Participant shall have the opportunity to choose, in accordance with such procedures as the Committee or its designee may prescribe, among the Investment Options selected by the Committee and communicated to the Participants. Specific provisions which applied to these Investment Options prior to November 23, 1998, are set forth in Appendix 7.1. The initial allocation of the Participant's Account among Investment Options must be made in ten percent (10%) increments before July 1, 2000, and effective July 1, 2000, one percent (1%) increments.

         (b) In order to provide Participants the opportunity to obtain sufficient information to make informed decisions with regard to Investment
Options:

         (1) The Committee or its designee shall provide each Participant, by means of the summary plan description or by separate written communication, with the following information:

         (i) An explanation that the Plan is intended to constitute a plan described in ERISA ss. 404(c) and the regulations thereunder, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions by the Participant.

         (ii) With respect to each Investment Option, a general description of the investment objectives and risk and return characteristics of such Investment Option, including information relating to the type and diversification of assets comprising the portfolio of the Investment Option.

         (iii) Identification of the investment manager, if any, with respect to each Investment Option.

         (iv) An explanation of the circumstances under which Participants may give investment instructions and any limitations or restrictions on such instructions, including any restrictions with respect to transfers to or between Investment Options, and, if voting, tender or similar rights with respect to investments held in an Investment Option are passed through to Participants, any restrictions on such rights.

         (v) A description of any transaction fees and expenses that affect the Participant's Account balance in connection with the purchase or sale of interests in the several Investment Options (e.g., commissions, sales loads, deferred sales charges, redemption or exchange fees).

         (vi) The name, address and telephone number of the Plan fiduciary (or its designee) that is responsible for the provision of information upon request as described in paragraph (2) below.

         (vii) Such other information as may be required to be disclosed to Participants, with respect to an Investment Option, in accordance with Labor Regulation Section 2550.404c-1(b)(2)(B)(1).

         (2) The Committee or its designee shall provide each Participant with the following information upon request, based on the latest information available to the Plan:

         (i) A description of the annual operating expenses of each Investment Option (e.g., investment management or administrative fees, transaction costs) that reduce the Option's rate of return to Participants and beneficiaries, and the aggregate amount of such expenses expressed as a percentage of the average net assets of the Investment Option.

         (ii) Copies of prospectuses, financial statements and reports relating to the Investment Options, to the extent such information is provided to the Plan.

         (iii) A list of the assets comprising the portfolio of each Investment Option that constitutes plan assets within the meaning of Labor Regulation
Section 2510.3-101, the value of each such asset (or the proportion of the Investment Option of the investment which it comprises), and, with respect to each such asset that is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer of the contract, the term of the contract and the rate of return on the contract.

         (iv) Information concerning the value of shares or units in each Investment Option available to Participants and Beneficiaries under the Plan, as well as the past and current investment performance of such Investment Option, determined, net of expenses, on a reasonable and consistent basis.

         (v) Such other information as may be required to be disclosed upon request to Participants, with respect to an Investment Option, in accordance with Labor Regulation Section 2550.404c-1(b)(2)(B)(2).

         (3) The Committee or its designee shall provide each Participant with confirmation statements, as applicable, to report (i) his or her enrollment;
(ii) the Elective Deferral percentage selected by the Participant; (iii) the Voluntary Contribution percentage selected by the Participant; (iv) loans, if any, made to the Participant from the Plan; (v) Rollover Contributions made by the Participant; (vi) withdrawals and distributions from the Participant's Account; and (vii) on or after November 23, 1998, all transfers to and from the QSOP. The Committee or its designee shall provide each Participant with the opportunity to obtain written confirmation of the Participant's investment instructions.

         Section 7.2 Investment of Accounts. The Trustee shall invest and reinvest each Participant's Account among the Investment Options in accordance with the instructions provided by such Participant, which shall remain in force until altered in accordance with Sections 7.3 and 7.4. The same Investment Options designated by the Participant and the same percentage allocations with respect to each Investment Option selected shall apply to all of the Participant's subaccounts. Notwithstanding the foregoing, (a) a Participant shall direct the investment of any sums transferred from the QSOP to this Plan at the time of such transfer via the VRU or in accordance with such other procedures as are prescribed from time to time by the

Committee or its designee, and such investment directions shall be effective as soon as practicable following the receipt thereof; and (b) a Participant may, on a form provided by the Trustee, make a separate written election with respect to the Participant's Rollover Contribution to have his or her Rollover Contribution invested in a manner independent of his or her other subaccounts, so long as such written election is transmitted to the Trustee at the same time as the Rollover Contribution is made to the Plan. Such investment directions must be in increments of ten percent (10%) before July 1, 2000, and effective July 1, 2000, in increments of one percent (1%). Such investment directions must result in the investment of one hundred percent (100%) of the directed amount. Except as set forth in Schedule 7.2 with respect to periods prior to November 23, 1998, authorizations that do not result in an allocation of one hundred percent (100%) or are incorrect in any other respect will not be processed and the prior investment allocation shall continue in effect. Notwithstanding the foregoing, the Trustee may refuse to follow any investment instructions that the Trustee or the Committee reasonably believes could result in a transaction prohibited under ERISA ss. 406 or Code ss. 4975 and for which there is no exemption, could generate income that would be taxable to the Plan, would not be in accordance with the Plan or with ERISA, could cause the Trustee to maintain indicia of ownership of Plan assets outside of the United States, could jeopardize the Plan's tax exempt status or could result in a loss to the Plan in excess of the Participant's Account.

         Section 7.3 Investment Allocation of Future Contributions. Each Participant may elect to change the investment allocation of future Pre-Tax Contributions or, if none, his or her future After-Tax Contributions at any time. Each election to change a Participant's investment allocation among Investment Options shall be made via the VRU or in accordance with such other procedures as are prescribed by the Committee or its designee from time to time, and shall be effective as soon as practicable following the receipt thereof. Such election shall apply uniformly to all future Pre-Tax Contributions and After-Tax Contributions made by or on behalf of the Participant. Changes must be in increments of ten percent (10%) before July 1, 2000, and effective July 1, 2000, in increments of one percent (1%). Changes must result in a total investment of one hundred percent (100%) of the Participant's contributions under the Plan. Except as set forth in Schedule 7.2 with respect to periods prior to November 23, 1998, authorizations that do not result in an allocation of one hundred percent (100%) of the Participant's future contributions or are incorrect in any other respect will not be processed and the prior investment allocation shall continue in effect.

         Section 7.4 Transfer of Account Balances Between Investment Options. Each Participant may elect to transfer the balances in his or her Account among the Investment Options at any time. Transfers pursuant to this Section 7.4 shall apply uniformly to all amounts allocated to each subaccount within the Participant's Account at the time of such election. Such election shall be made via the VRU, or in accordance with such other procedures as shall be prescribed by the Committee or its designee from time to time, and shall be effective as soon as practicable following receipt thereof, subject to limitations, if any, of the investment vehicles selected. Such transfers must be in increments of ten percent (10%) before July 1, 2000, and effective July 1, 2000, in increments of one percent (1%). Such transfers must result in the investment of one hundred percent (100%) of the Participant's Account. If a transfer authorization does not result in the allocation of one hundred percent (100%) of the Participant's Account or if it is incorrect in any other respect, the transfer authorization will not be processed by the Committee or its designee and the prior investment allocation will continue in effect.

         Section 7.5 Ownership Status of Funds. The Trustee shall be the owner of record of the assets invested under the Investment Options. The Trustee or a recordkeeper designated by the Committee shall maintain or have maintained records for each Investment Option allocating a portion of the investment representing such Investment Option to each Participant who has elected that his or her Account be invested in such Investment Option. The records shall reflect the U.S. dollar value of each Participant's portion of each Investment Option.

         Section 7.6 Statements. The Committee or its designee shall furnish to each Participant, at least annually, a statement of his or her Account, and a Summary Annual Report. At a minimum, while not requiring specific line items, each statement of a Participants' Individual Account shall reflect the following:

         (a) The balance in the Participant's Account as of the preceding Valuation Date, broken down among the Investment Options;

         (b) The amount of contributions allocated to the Account, broken down among the Investment Options;

         (c) The increase or decrease in value of the Account, broken down among the Investment Options as a result of investment performance and appreciation/depreciation since the previous Valuation Date, including the expenses of administering the Fund since the previous Valuation Date;

         (d) Participant withdrawals or loans since the previous Valuation Date, broken down among the Investment Options; and

         (e) The new balance in the Account as of the current Valuation Date, broken down among the Investment Options

         Section 7.7 Transition Period to Implement Plan Changes. In connection with a change in record keepers, trustees, or other service providers for the Plan, a change in the methodology for valuing accounts, a change in investment options, a plan merger or other circumstances, a temporary interruption in the normal operations of the Plan may be required in order to properly implement such change or merger or take action in light of such circumstances. In such event or under such circumstances, the Committee, may take such action as it deems appropriate under the circumstances to implement such change or merger or in light of such circumstances, including authorizing a temporary interruption in a Participant's ability to obtain information about his or her Account, to take distributions from such Account and to make changes in the investment of that Account, provided the Committee will take appropriate action as to give Participants as much advance notice of the interruption as possible and to minimize the scope and length of the interruption in normal Plan operations. In addition, when changing investment options, the Committee will take such action as it deems appropriate under the circumstances to direct the investment of the funds pending completion by the Trustee of the administrative processes necessary to transfer investment authority to the Participants, including, but not limited to, mapping monies from old funds to new funds.

         Section 7.8 Alternate Payees and Beneficiaries. Solely for purposes of this Article VII, an Alternate Payee or a Beneficiary who was the spouse of a Participant and who elects the installment distribution form in accordance with
Section 9.5(b) will be treated as a Participant.

                             Article VIII. VESTING

         Each Participant shall at all times have a fully vested nonforfeitable interest in the value of his or her Account.

              Article IX. DISTRIBUTIONS, WITHDRAWALS AND TRANSFERS

         Section 9.1 General. A Participant may request distribution of his or her Account when he or she has a Separation from Service and a Participant may request a withdrawal from his or her Account before a Separation from Service to the extent provided in Section 9.8.

         Section 9.2 Separation From Service. As a general rule, if a Participant has a Separation from Service he or she may request a distribution of his or her Account and the Account will be paid to him or her as soon as practicable (but, generally, no earlier than thirty (30) days) after the Separation from Service. However, no payment will be made without the Participant's consent before age seventy and one-half (70 1/2) if (a) the value of the vested portion of his or her Account exceeds thirty-five hundred dollars ($3,500) at the time of the distribution or for distributions made before October 17, 2000, exceeded thirty-five hundred dollars ($3,500) at the time of any prior distribution under this Plan (including any in-service withdrawals made under Section 9.7), or (b) effective as of November 23, 1998, the sum of the value of his or her Account and the value of his or her account under the QSOP exceeds thirty-five hundred dollars ($3,500) at the time of the distribution or for distributions made before October 17, 2000, exceeded thirty-five hundred dollars ($3,500) at the time of any prior distribution under this Plan (including any in-service withdrawals made under Section 9.7).

         Section 9.3 Deferral of Payment until 70 1/2 . Unless a Participant consents to an earlier distribution or consent is not required under Section 9.2, the Participant will be deemed to have elected to defer payment of his or her Account (which deemed election will be in lieu of a written election that conforms to the requirements of Code ss. 401(a)(14) and regulations promulgated thereunder) until the earlier of the date of such Participant's death or the date such Participant attains age seventy and one-half (70 1/2) or has a Separation from Service, whichever is later, or for a Participant who is a five percent (5%) owner (as defined in Code ss. 416), the date that such Participant has a Separation from Service.

If a Participant consents to payment or the Participant's consent is not required under Section 9.2, payment of a Participant's Account be made no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs:

         (a) the date on which the Participant attains age sixty-two (62), which is the normal retirement age under the Plan; or

         (b) the Participant has a Separation from Service.

         Section 9.4 Required Beginning Date. Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1997 a Participant's Account will be paid to him or her no later than April 1 of the calendar year following (a) the calendar year in which he or she reaches age seventy and one-half (70 1/2) or
(b) if later, for a Participant who is not a five percent (5%) owner (as defined in Code ss. 416), the calendar year in which he or she has a Separation from Service.

         Section 9.5 Distribution Form.

         (a) General. Distribution of each Participant's Account shall be, except as provided under this Section 9.5(b) or Appendix 14.3, in a lump sum distribution of Participant's entire Account.

         (b) Special Installment Option. Effective as of July 1, 2000, a Participant shall be eligible to receive all or a portion of his or her Account in the form of a monthly installment distribution only if (1) he or she Separates from Service on or after attaining age fifty-five (55) and completing a Period of Service of at least ten (10) years determined from the Employment Commencement Date or Reemployment Commencement Date that most closely preceded his or her satisfaction of the Participation Requirement, (2) he or she has at the time monthly installment payments commence at least twenty-thousand dollars ($20,000) credited to his or her Account excluding any amounts which are invested in a "self-managed account," and (3) has an account established at a financial institution that can accept wire transfer monthly installment payments. A Participant shall select in accordance with procedures prescribed by the Committee or its designee the number of monthly installment payments that he or she wants to receive; provided, however, a Participant must select a minimum of twelve (12) monthly installment payments and each monthly installment payment must be at least fifty dollars ($50). Each monthly installment payment shall be equal to the balance credited to the Participant's Account (excluding any amounts which are invested in a "self-managed account") as of the last business day of the month prior to the date of payment divided by the number then remaining installment payments. Only the spouse of a Participant may, as Beneficiary, elect to continue to receive monthly installment payments; any other Beneficiary shall receive the balance of the Participant's Account in a lump sum payment in accordance with Section 9.6(d). Notwithstanding any other provision, (i) if the amount of a monthly installment becomes less than fifty dollars ($50), installment payments will cease immediately and no further payments will be made from the Account until the Participant (or a deceased Participant's spouse) requests a lump sum distribution and (ii) any balance remaining to be paid in installments at a Participant's seventieth (70th) birthday shall be paid out in a lump sum as soon as practicable thereafter.

         A "self-managed account" shall mean an Investment Option that allows a Participant to invest directly in stocks, bonds or mutual funds of his or her choice subject to such rules as are established from time to time by the Committee.

         A Participant (or spouse of a deceased Participant) who begins receiving installment payments may elect to terminate such installments at any time, and make a new election of monthly installments at any time, provided the requirements of this Section 9.5(b) are independently satisfied with respect to each such new election.

         Section 9.6 Death.

         (a) General. Subject to the provisions set forth in Appendix 14.3, if a Participant dies before his or her Account is paid to him or her in full, the remaining portion of the Account will be paid to his or her Beneficiary determined in accordance with (b) below.

         (b) Determination of Beneficiary. A Participant's Beneficiary(ies) will be determined as follows:

         (1) Except as otherwise provided below, a Participant's sole primary Beneficiary will be his or her surviving spouse, if the Participant is lawfully married on the date of his or her death.

         (2) If the Participant was not lawfully married at death, if the Participant's surviving spouse consented in writing before a notary public to the designation of some other person or persons as the Participant's Beneficiary or if the Committee determines that spousal consent is not required under the Code or ERISA, then the Participant's Beneficiary will be the person or persons so designated in writing by the Participant on a form satisfactory to the Committee in accordance with (c) below.

         (3) The Participant's Beneficiaries will be the surviving children of the Participant, in equal shares, if any of the following apply:

         (i) The Participant did not have a spouse and failed to properly designate another Beneficiary;

         (ii) Neither the Participant's spouse, if any, nor any other Beneficiaries survive the Participant; or

         (iii) The whereabouts of each person designated as a Beneficiary is unknown and no death benefit claim is submitted to the Committee prior to December 31 of the calendar year following the calendar year in which the Participant died.

         (4) If a Beneficiary is not identified and located pursuant to Section
9.6 (b)(1), (2) or (3), the Participant's Account will be paid to the Participant's estate.

         (c) Designation of Beneficiaries. A Participant may designate one or more Beneficiaries on a form satisfactory to the Committee. A Participant may designate both primary Beneficiaries and contingent Beneficiaries. Unless clearly indicated otherwise by the Participant on the Beneficiary designation form: (1) if the Participant designates multiple primary Beneficiaries or multiple contingent Beneficiaries, each will share equally in the Account and (2) persons designated as contingent Beneficiaries will be treated as the Participant's Beneficiaries only if each of the Participant's primary Beneficiaries fail to survive the Participant or cannot be located at the time of the distribution of the Participant's Account. A Participant may change his or her designation of Beneficiary from time to time, provided, however, that if the Participant's spouse, if any, is not the sole primary Beneficiary of the Account, such spouse, if any, must consent to the designation of other Beneficiaries in writing before a notary public. No such designation or change will be effective unless and until it is received by the Committee prior to the Participant's death.

         (d) Payment to Beneficiary. Subject to 9.5(b), a Beneficiary's interest in the Account of a deceased Participant will be paid to him or her in a single sum as soon as practicable after the Committee determines that the person has an interest in the Account. Distribution will be completed by December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death.

         (e) Information to the Committee. In its discretion, the Committee may require a copy of the Participant's death certificate and such other information as the Committee deems relevant to be submitted by the Beneficiary when making a request for death benefits under the Plan.

         Section 9.7 Distribution Pursuant to a Qualified Domestic Relations Order. Any portion of a Participant's Account that is awarded to an alternate payee by reason of a qualified domestic relations order in accordance with
Section 15.5(c) will, to the extent provided in such order, become available for distribution as soon as practicable following the determination by the Committee that the order meets the requirements of Code ss. 414(p).

         Section 9.8 In-Service Withdrawals from Savings Plan Accounts. A Participant may make a withdrawal from his or her Account before his or her Separation from Service in accordance with the rules of this Section 9.8 or, in the case of a Merged Account, in accordance with the rules of Section 9.9.

         (a) After-Tax Contribution Account, and Rollover Contribution Account. A Participant may withdraw all or a portion of his or her After-Tax Contribution Account or his or her Rollover Contribution Account at any time by making a request for withdrawal via VRU or in accordance with such other procedures prescribed by the Committee or its designee from time to time.

         The Participant's After-Tax Contribution Account or Rollover Contribution Account shall both be considered a separate "contract" for purposes of Code ss. 72(d) and a withdrawal from those subaccounts will be allocated on a pro rata basis with respect to the pre-and post-tax monies held in such subaccount.

         A Participant's subaccount for after-tax contributions under a Merged Account shall be treated as part of his or her After-Tax Contribution Account and a Participant's subaccount for rollover contributions under a Merged Account shall be treated as a part of his or her Rollover Contribution Account for purposes of this Section 9.8.

         (b) Withdrawals After Age Fifty-Nine and One-Half (59 1/2). A Participant who is employed by an Affiliate may withdraw all or a portion of his or her Pre-Tax Contribution Account or, if applicable, any subaccount for pre-tax contributions under a Merged Account after age fifty-nine and one-half (59 1/2), by submitting a request for withdrawal via VRU or in accordance with such other procedures prescribed by the Committee or its designee for this purpose.

         (c) Hardship Withdrawals. Prior to age fifty-nine and one-half (59 1/2), a Participant may withdraw any portion of his or her Pre-Tax Contribution Account or, if applicable, any subaccount for pre-tax contributions under a Merged Account (other than earnings on the Pre-Tax Contributions or pre-tax contributions under a Merged Plan held in the respective subaccount) in the event of financial hardship and a hardship withdrawal will be granted if, and to the extent that, the Committee determines that the withdrawal is "necessary" to satisfy an "immediate and heavy financial need" as determined in accordance with this Section 9.8(c)(1).

         (1) Financial Need. An "immediate and heavy financial need" means one or more of the following:

         (i) expenses for unreimbursed medical care described in Code ss. 213(d) incurred by the Participant, the Participant's spouse or dependents (as defined in Code ss. 152) and amounts necessary for those individuals to obtain the medical care,

         (ii) the purchase of a principal residence for the Participant (excluding mortgage payments),

         (iii) the payment of tuition and related educational fees, including room and board, for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Code ss. 152), or

         (iv) the prevention of the eviction of the Participant from his or her principal residence or the foreclosure on the mortgage of the Participant's principal residence.

         (2) Withdrawal Necessary to Satisfy Need. A hardship withdrawal will be deemed to be "necessary" to satisfy a financial need only if both of the following conditions are satisfied:

         (i) The withdrawal will not exceed the amount of the need and any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

         (ii) The Participant has obtained all distributions and withdrawals (other than hardship withdrawals) and all nontaxable loans currently available from all plans maintained by the Affiliates. However, a Participant will not be required to obtain a loan if the effect of the loan would be to increase the amount of the need.

         (3) Suspension of Contributions and Adjusted Limits. If any portion of the hardship withdrawal comes from the Participant's Pre-Tax Account, the following restrictions apply:

         (i) For the twelve (12) month period following the date of the withdrawal, the Participant cannot make any Pre-Tax Contributions or After-Tax Contributions under this Plan or elective deferrals or employee contributions under any other plans maintained by the Employer and any of its Affiliates. For this purpose, "other plans" means all qualified and nonqualified plans of deferred compensation, including a stock option, stock purchase or other similar plan, but excluding a health or welfare benefit plan (even if it is part of a cafeteria plan described in Code ss. 125).

         (ii) For the calendar year immediately following the calendar year in which the withdrawal occurs, the Participant's Pre-Tax Contributions under this Plan and elective deferrals under all other plans maintained by the Affiliates cannot exceed the dollar limitation under Code ss. 402(g) for that calendar year (as described in Section 5.3) reduced by the amount of the Participant's Pre-Tax Contributions and elective deferrals under those other plans for the calendar year in which the withdrawal occurs.

         (4) Procedures. Any hardship withdrawal election must describe in detail the nature of the hardship and the amount needed as a result of the hardship and must include any additional information that the Committee requests consistent with this Section 9.8, including but not limited to, personal financial records.

Finally, the hardship withdrawal rules in this Section 9.8 are intended to satisfy the safe harbor requirements in the Code ss. 401(k) regulations, and the Committee has the power to implement written procedures to modify these rules and to adopt additional rules to the extent permissible under those regulations.

         (d) Payment of Withdrawal. Payment of the amount requested under
Section 9.8 if permitted will be made to the Participant in a single lump sum as soon as practicable after his or her election is processed.

         Section 9.9 Other In-Service Withdrawals. A Participant who was a participant in a Merged Plan may make an in-service withdrawal from his or her Merged Account as described in Appendix 14.3.

         Section 9.10 Redeposits Prohibited. No amount withdrawn pursuant to
Section 9.8 or 9.9 may be redeposited in the Plan.

         Section 9.11 Distributions in Cash. The distribution of an Account will be made entirely in cash.

         Section 9.12 Eligible Rollover Distribution.

         (a) General. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a Distributee's election under this Section 9.12, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution of two hundred dollars ($200) or more transferred to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (b) Definitions.

         (1) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

         (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten (10) years or more;

         (ii) any distribution to the extent that distribution is required under Codess. 401(a)(9);

         (iii) any distribution of Pre-Tax Contributions or pre-tax contributions under a Merged Plan on account of hardship on or after January 1, 1999;

         (iv) and the portion of any distribution that is not includible in gross income.

         (2) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Code ss. 408(a), an individual retirement annuity described in Code ss. 408(b), an annuity plan described in Code ss. 403(a), or a qualified trust described in Code ss. 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (3) Distributee. A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code ss. 414(p), are Distributees with regard to the interest of the spouse or former spouse.

         (4) Direct Rollover. A Direct Rollover is a payment by this Plan to the Eligible Retirement Plan specified by the Distributee.

         (5) Additional Limitations. Notwithstanding the foregoing,

         (i) if the Distributee elects to have his or her Eligible Rollover Distribution paid in part to him or her and paid in part as a Direct Rollover, the Direct Rollover must be in an amount of two hundred dollars ($200) or more; and

         (ii) a Direct Rollover to more than one Eligible Retirement Plan will not be permitted.

         Section 9.13 30-Day Waiver. A distribution may commence less than thirty (30) days after the notice required with respect to such distributions under Code ss. 411(a)(11) ("Notice") is given, provided that:

         (a) the Notice informs the Participant that he or she has the right to a period of at least thirty (30) days after receiving the Notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

         (b) the Participant, after receiving the Notice, affirmatively elects a distribution within the thirty (30)-day period.

         Section 9.14 Withholding Obligations. The amount of any payment from an Account will be reduced as necessary to satisfy any applicable tax withholding requirements with respect to such payment.

         Section 9.15 Account Balance. A payment from an Account may be delayed pending the completion of allocations to the Account if necessary to avoid underpayment or overpayment.

         Section 9.16 Reemployment. Except as provided in Section 9.4 or in connection with an in-service withdrawal, no payment will be made from an Account if a Participant is reemployed as an Employee before payment is made.

         Section 9.17 Claims Procedure. All claims for benefits hereunder will be directed to the Committee or to a member of the Committee designated for that purpose. Within ninety (90) days following receipt of a claim for benefits, the Committee will determine whether the claimant is entitled to benefits under the Plan, unless additional time is required for processing the claim. In this event, the Committee will, within the initial ninety (90)-day period, notify the claimant that additional time is needed, explain the reason for the extension, and indicate when a decision on the claim will be made, and such decision will be made within one hundred eighty (180) days of the date the claim is filed.

         A denial by the Committee of a claim for benefits will be stated in writing and delivered or mailed to the claimant. The notice will set forth the specific reasons for the denial, written in a manner calculated to be understood by the claimant. The notice will include specific reference to the Plan provisions on which the denial is based and a description of any additional material or information necessary to perfect the claim, an explanation of why this material or information is necessary, the steps to be taken if the claimant wishes to submit his or her claim for review and, effective January 1, 2002, a description of the Plan's review procedures, and the time limits applicable to such procedures, and a statement of the claimant's right to bring a civil action under ERISA ss. 502(a).

         The Committee will afford a reasonable opportunity to any claimant whose request for benefits has been denied for a review of the decision denying the claim. The review must be requested by written application to the Committee within sixty (60) days following receipt by the claimant of written notification of denial of his or her claim. Pursuant to this review, the claimant or his or her duly authorized representative may review any documents, records and other information which are pertinent to the denied claim and may submit issues and comments in writing. Effective January 1, 2002, a claimant may also submit documents, records and other information relating to his or her claim, without regard to whether such information was submitted in connection with his or her original benefit claim.

         A decision on the claimant's appeal of the denial of benefits will ordinarily be made by the Committee within sixty (60) days of the receipt of the request for review, unless additional time is required for a decision on review, in which event the decision will be reviewed not later than one hundred twenty
(120) days after receipt of request for ruling. Written notice of the need for an extension will be given to the claimant within sixty (60) days of his or her request for review.

         The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, specific reference to the Plan provisions on which the decision is based and, effective January 1, 2002, a statement that the claimant or his or her authorized personal representative may review any documents and records relevant to the claim determination, a statement describing any further voluntary appeals procedure, if any, and a statement of the claimant's right to bring a civil action under ERISA ss. 502(a).

         Section 9.18 Forfeiture in Case of Unlocatable Participant. If the Committee is unable to pay any benefits under the Plan to any Participant or to a Beneficiary of any Participant who is entitled to benefits under this Plan because the location of such person cannot be ascertained, the Committee will proceed as follows

         (a) Within 90 days of the date any benefits are payable under this Plan, the Committee will send an appropriate notice to such individual, to the last address for such individual listed in the Committee's records.

         (b) If this notice is returned as unclaimed or the individual cannot be located

         (1) effective as of July 1, 2001, at the end of the ninety (90)-day period which follows the ninety (90)-day period referred to in Section 9.18(a), or

         (2) prior to July 1, 2001, during each of the next three plan years,

the Committee will send a notice to the last address listed in its records for the individual and, effective as of July 1, 2001, will attempt to locate such individual through a commercial locator service. (c) If such individual has not been located by

         (1) effective as of July 1, 2001, the December 31 of the calendar year following the calendar year in which benefits become payable, or

         (2) prior to July 1, 2001, the last day of the third Plan Year referred to in Section 9.18(b)(2),

and in the case of a Beneficiary, there is no alternate Beneficiary identified under the procedures of Section 9.6, all amounts held for his or her benefit will be forfeited and all liability for payment of that benefit will terminate, unless some other procedure is permitted or required by law. In any such case, the funds released as a result of such forfeiture each Plan Year will be applied as provided in Section 9.18(d). However, if an individual subsequently makes what the Committee determines to be a valid and proper claim to the Committee for his or her benefit that was forfeited, the forfeited amount will be restored without interest and will be distributed in accordance with the terms of this Plan


         (d)

         (1) The forfeitures which occur prior to January 1, 2002 in any Plan Year under Section 9.18(c) shall be applied as additional investment income.

         (2) The forfeitures which occur on or after January 1, 2002 in any Plan Year under Section 9.19(c) shall be applied in the next following Plan Year and in subsequent Plan Years to the following items in the order set forth below until all the forfeitures have been so applied:

         (i) to restore each previously forfeited benefit upon a valid and proper claim as described in Section 9.18(c), and

         (ii) to pay the reasonable and proper expenses of the Plan and Trust Fund as provided under Article XII.

To the extent forfeitures for any Plan Year exceed amounts described in (1) and
(2), such excess forfeitures shall be allocated to each Participant who is an Eligible Employee for such Plan Year on a per capita basis.

         Section 9.19 Distribution/Transfer Processing Rules. All distributions, transfers and other transactions will be processed via VRU or in accordance with such other procedures as may be prescribed from time to time by the Committee or its designee, or the Trustee, including procedures regarding the use of reasonable blackout periods during which no transactions are processed.

                                Article X. LOANS

         Section 10.1 Hardship Loans.

         (a) Hardship Loans. Hardship loans from a person's Account under this Plan are available in accordance with this Section 10.1. A Participant may apply for a second loan while a first loan is outstanding, provided that repayment on the first loan is being made in a timely manner. Subject to Section 10.2 and
Section 10.3, no more than two loans may be outstanding at any one time, and any loan balance which is "rolled over" into a Participant's Account or a loan from a Merged Plan shall be counted for the purpose of this limitation. Any loan application must satisfy spousal consent rules, if applicable. Application for a loan may be made only for the following purposes:

         (1) the purchase of a principal residence.

         (2) the payment of tuition and related educational fees, including room and board expenses, for the next twelve (12) months of post- secondary education for a Participant, his or her spouse or dependents (as defined in Code ss. 152).

         (3) the payment of expenses for medical care (as described in Code ss. 213(d)) previously incurred by the Participant, his or her spouse or any dependents (as defined in Code ss. 152), or necessary for those persons to obtain medical care.

         (4) the payment to prevent eviction from or foreclosure on a Participant's principal residence.

         (5) the payment of expenses in connection with the adoption of a child.

         (6) the payment of unreimbursed funeral expenses for the family member of a Participant. For this purpose "family member" shall mean the spouse of a Participant, the child of a Participant or the Participant's spouse, the parent or step-parent of a Participant or the Participant's spouse, the brother or sister of a

Participant or the Participant's spouse, the grandparent of a Participant or the Participant's spouse, or the grandchild of a Participant or the Participant's spouse.

         (b) Administration. The Committee will be the named fiduciary responsible for the administration of the loan program under this Plan. The Committee will establish objective nondiscriminatory written procedures for that loan program in compliance with Labor Regulation Section 2550.408b-1. Those procedures and any amendments to those procedures, to the extent not inconsistent with the terms of this Plan, are incorporated by this reference as part of this Plan.

         (c) Statutory Requirements.

         (1) General. All loans made under this Plan will comply with the following requirements under ERISAss. 408(b)(1):

         (i) Each Participant or Beneficiary of a deceased Participant who is an "party-in-interest" (as defined in ERISA ss. 3(14) ) may request a loan from the Plan.

         (ii) Loans will be made available to Participants and Beneficiaries who are eligible for a loan on a reasonably equivalent basis.

         (iii) Loans will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

         (iv) Loans will be made in accordance with specific provisions regarding loans set forth in this Plan and the written loan procedures established by the Committee.

         (v) Loans will bear a reasonable rate of interest as set by the Committee.

         (vi) Loans will be adequately secured.

         (2) Repayment Period.

         (i) Principal and interest on the loan must be repaid in substantially level installments with payments not less frequently than quarterly over a period of five (5) years or less, or up to fifteen (15) years in the case of a residential loan.

         (ii) The Committee may establish such rules as it deems necessary or appropriate for the repayment of loans, including a cure period for repayments. Effective as of July 31, 2000, the Committee may permit a Participant who is on a bona fide leave of absence either without pay or with pay that is at a rate that is less than the amount of the installment payments required under the terms of the loan to suspend repayment of the absence (but not to exceed a year, except in the case of a Participant who is performing qualified military service within the meaning of Codess.414(u)(5)). If payments are suspended, the loan will be reamortized on the date that such Participant is no longer entitled to a suspension at the then outstanding principal and interest (including interest accrued during the absence) in substantially equal installments over the remaining loan term. The loan term for a Participant engaged in qualified military service within the meaning of Codess. 414(u)(5) shall be extended by the period of such service. Except in the case of a Participant engaged in qualified military service within the meaning of Codess.414(u)(5), in no event shall any loan become due and payable later than the applicable period described in Section 10.1(c)(2)(i). In the case of a suspension of loan payments during a period of qualified military service within the meaning of Codess. 414(u)(5), the loan must be paid in full (including interest that accrues during such period) by the end of the original term extended by the period of military service.

         (iii) A loan made under this Section 10.1 shall become due and payable in full

         (A) if a Participant's employment as an Employee terminates for any reason whatsoever unless such Participant remains a "party-in-interest" with respect to this Plan following his termination of employment,

         (B) if the Committee or the Trustee conclude that the Participant or Beneficiary no longer is a good credit risk, or

         (C) to the extent permissible under federal law, if a Participant's or Beneficiary's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

         (3) Limitations on Amounts. No loan will be available to a Participant or a Beneficiary under this Section 10.1 if the Committee determines he or she would be unable to repay such loan in a timely fashion. The principal amount of a loan made under this Plan to a Participant or Beneficiary, together with the outstanding principal amount of any loan made under any plan maintained by an Affiliate that satisfies the requirements of Code ss.ss. 401 or 403, may not exceed the lesser of

         (i) Fifty percent (50%) of that person's vested portion of his or her Account (excluding any amounts in such person's SavingsPLUS Transfer Account and subject to any special consent requirements under Appendix 14.3.) at the time the loan is made, or

         (ii) Fifty Thousand Dollars ($50,000), reduced by the excess (if any) of

         (A) the highest outstanding balance of any previous loans from this Plan and any other plan maintained by an Affiliate during the one-year period ending immediately before the date on which the current loan is made over

         (B) the outstanding balance of the previous loans on the date on which the current loan is made.

         (iii) Minimum Loan Amount. The minimum loan amount is one thousand dollars ($1,000).

         (4) Interest Rate. The interest rate for a loan made under this Section
10.1 shall be one percent above the prime rate as published in the Wall Street Journal as of the last business day of the month preceding the month in which the loan application is made. The interest rate will remain fixed for the duration of the loan.

         (5) Method of Repayment. Repayment of a loan made under this Section
10.1 shall be made through payroll withholding except that payment by check will be permitted under any circumstances where the Committee determines that payroll deduction would be impracticable or prohibitive. Further, a loan may be repaid in full at any time prior to the expiration of the installment period of such loan by a single sum payment to the Trustee of the outstanding principal balance then due plus any accrued but unpaid interest. All repayments made to an Affiliate shall be transferred to the Trustee as soon as practicable after such Affiliate deducts them or receives them.

         (6) Security and Default.

         (i) Any loan made to a Participant or Beneficiary under this Section
10.1 shall be secured by the lesser of the outstanding principal and interest due under such loan or fifty percent (50%) of his or her total vested interest in his or her Account (excluding any amounts in such person's SavingsPLUS Transfer Account).

         (ii) The events of default shall be set forth in the promissory note and security agreement which evidences the loan, and such events may include the following:

         (A) failure to repay the loan before the end of the five (5) year maximum period or fifteen (15) year period in the case of a residential loan set forth in Section 10.1(c)(2).

         (B) failure to repay the amount due and payable on the loan upon the occurrence of an event described in Section 10.1(c)(2)(iii).

         (iii) Upon default of a loan the Trustee shall upon direction by the Committee foreclose on such loan and exercise the Plan's security interest in the Participant's or Beneficiary's Account by reducing the amount otherwise distributable to him or her under this Plan by the principal amount of the loan plus any accrued but unpaid interest then due at the time of default as determined without regard to whether the loan had been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

         (iv) The Committee shall have the power to direct the Trustee to take such action as the Committee deems necessary or appropriate to stop the payment of an Account to or on behalf of a Participant or Beneficiary who fails to repay a loan (without regard to whether his or her obligation to repay such loan had been discharged through a bankruptcy or any other legal process or action) until his or her Account has been reduced by the principal plus accrued but unpaid interest due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in such Account which is attributable to the value of such note.

         (7) Distribution and Default. The vested portion of an Account actually payable to an individual who has an outstanding loan will be determined by reducing the vested portion of an Account by the amount of the security interest in the Account. Notwithstanding anything to the contrary in this Plan or in the written loan procedures, in the event of default, foreclosure on the note and execution of the security interest in an Account will not occur until a distributable event occurs under this Plan.

         (8) Other Conditions. Any loan made under this Plan shall be subject to such other terms, limitations and conditions as the Committee from time to time shall deem necessary or appropriate

         (9) Accounting. A loan to a Participant shall be considered a separate investment of the Account of the Participant. Except as set forth in Schedule 10.1(c)(9) with respect to periods prior to November 23, 1998, the proceeds of the loan shall be withdrawn pro rata from each Investment Option in which the Participant's Account is invested at the time of the loan and repayments of principal and interest on the loan shall be invested in the Investment Options in effect at the time of repayment pursuant to the Participant's investment election under Article VII.

         Section 10.2 Rollover of Loan Balances. Effective October 1, 2001, an Eligible Employee who becomes an Eligible Employee as a result of an acquisition by UPS or an

Affiliate may elect to rollover one or more loans from another qualified retirement plan in connection with the rollover of the Participant's entire balance under such plan. Notwithstanding the foregoing, if a Participant rolls over more than two loans under this Section 10.2 such Participant may not apply for or take a new loan under Section 10.1(a) until he or she has repaid in full all but one loan, and after such repayment such Participant shall be subject to the limitation set forth in Section 10.1(a).

         Section 10.3 Loans from Merged Plans. Any outstanding loan under a Merged Plan shall continue to be repaid under this Plan following the merger in accordance with Appendix 14.3. Notwithstanding the foregoing, if a Participant had more than two loans under a Merged Plan such Participant may not apply for or take a new loan under Section 10.1(a) until her or she has repaid in full all but one loan, and after such repayment such Participant shall be subject to the limitation set forth in Section 10.1(a).

                             ARTICLE XI. TRUST FUND

         The Trustee will hold in trust all assets of the Trust Fund and will manage, invest and administer the Trust Fund in accordance with the terms of the trust agreement between UPS and the Trustee, as amended from time to time, and incorporated herein by reference.

                             ARTICLE XII. EXPENSES

         All reasonable and proper expenses of the Plan and the Trust Fund (within the meaning of ERISA ss. 403(c)(1) and ss. 404(a)(1)(A)), including the compensation of each Investment Manager and the Trustee, the expenses related to the Plan's administration and any taxes that may be levied or assessed against the Trustee on account of the Trust Fund, will be paid from the Trust Fund, unless the payment of the expense would constitute a "prohibited transaction" within the meaning of ERISA ss. 406 or Code ss. 4975. The Employer Companies, however, will have the right to pay all or any part of any expenses and to be reimbursed from the Trust Fund for any expenses paid by them that are properly payable from the Trust Fund. Any expenses that cannot be paid from the Trust Fund will be paid by the Employer Companies.

                     Article XIII. ADMINISTRATIVE COMMITTEE

         Section 13.1 Committee. The Plan will be administered by a Committee consisting of not less than three members appointed by the Board, each of whom is and shall be a "named fiduciary" with respect to the Plan. The Committee will be the "plan administrator" of the Plan as that term is used in ERISA and the agent for service of process on or with respect to the Plan.

         Section 13.2 Vacancies on Committee. Committee members will serve at the pleasure of the Board, and all vacancies will be filled by the Board. Committee members may resign at any time, such resignation to be effective when accepted by the Board.

         Section 13.3 Authority of Committee. The Committee will establish rules for the administration of the Plan, and will decide all questions arising in the administration of the Plan not specifically delegated or reserved to the Board, the Employer, the Individual Trustees or the

Trustee. Except as otherwise expressly provided in this Plan, the Committee will have the exclusive right and complete discretion and authority to control the operation, management and administration of this Plan, with all powers necessary to enable the Committee to properly carry out such responsibilities, including but not limited to, the power to interpret the Plan, to construe the Plan's terms, and to decide any matters arising in and with respect to the administration and operation of the Plan, and, subject to the claims procedure described in Section 9.17, any interpretations or decisions so made will be final and binding on all persons; provided, however that all such interpretations and decisions will be applied in a uniform manner to all similarly situated persons.

         Section 13.4 Action by Committee. The Committee will act by a majority of the Committee members at that time in office. Such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may appoint subcommittees and also may authorize any one or more of the Committee members or any agent to execute any document or documents or to take any other action on behalf of the Committee, except that no member of the Committee will have the right to take any such action on any matter relating solely to himself or herself or to any of his or her rights or benefits under the Plan.

         Section 13.5 Liability of the Committee. The Committee and its members, to the extent of the exercise of their authority, will discharge their duties with respect to the Plan in accordance with ERISA. No member will be responsible for the actions or omissions of another member or of any other party that is a fiduciary with respect to this Plan, other than himself or herself, which are not in conformity with the Plan or ERISA, unless (a) the member knowingly participates in or knowingly conceals such conduct which he or she knows to be in breach of this standard, (b) his or her own conduct has enabled the other member or other fiduciary to be in breach of this standard, or (c) he or she has knowledge of such breach by another member or other fiduciary and fails to make reasonable efforts under the circumstances to remedy such breach.

         Section 13.6 Authority to Appoint Officers and Advisors. The Committee may appoint such officers as it may deem advisable and may adopt by-laws covering the transaction of its business. The Committee may appoint and employ an Investment Manager or Managers, counsel, agents and such other service providers, including clerical, accounting and advisory service providers, as it may require in carrying out the provisions of the Plan, and will be fully protected in relying upon any action taken in reliance upon advice given by such persons.

         Section 13.7 Committee Meeting. The Committee will hold meetings at such place or places, and at such time or times as it may determine from time to time, but not less frequently than once each calendar quarter.

         Section 13.8 Compensation and Expenses of Committee. The members of the Committee may receive reasonable compensation for their services as the Board from time to time may determine. Such compensation and all other expenses of the Committee, including the compensation of officers, actuaries or counsel, agents or others that the Committee may employ, will constitute expenses of the Trust Fund unless paid by the Employer Companies. Notwithstanding the foregoing, any Committee member who is employed on a full-time basis by an Employer Company will receive no compensation, but may be reimbursed for expenses incurred.

         Section 13.9 Records. The Committee will keep or cause to be kept accurate and complete books and records.

         Section 13.10 Fiduciary Responsibility Insurance, Bonding. If the Employer has not done so, the Committee may purchase appropriate insurance on behalf of the Plan and the Plan's fiduciaries, including the members of the Committee, to cover liability or losses occurring by reason of the acts or omissions of a fiduciary; provided, however, that such insurance, to the extent purchased by the Plan, must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary duty or obligation by such fiduciary. The cost of such insurance will be borne by the Trust Fund, unless the insurance is paid for by the Employer. The Committee will also obtain a bond covering all of the Plan's fiduciaries, to be paid from the assets of the Trust Fund.

         Section 13.11 Delegation of Specific Responsibilities. The members of the Committee may agree in writing signed by each member to allocate to any one of their number or to other persons (including corporations or other entities) any of the responsibilities with which they are charged pursuant hereto, including the appointment of a record keeper and one or more Investment Managers, provided any agreement allocating such duties will be in writing and kept with the records of the Plan and, in the case of the appointment of an Investment Manager, the person is a named fiduciary. If such delegation is made to a person who is not a member of the Committee, that person or, in the case of a corporation or other entity, its responsible officer, will acknowledge the acceptance and understanding of such duties and responsibilities.

         Section 13.12 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The fiduciaries of this Plan, including the Trustee, the Employer, the Board and the Committee, will have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan. Each fiduciary warrants that any directions given, information furnished, or action taken will be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any such direction, information or action. It is intended that each fiduciary will be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and will not be responsible for any act or failure to act of another fiduciary. No fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         Section 13.13 Indemnification. The Employer (to the extent permissible under the Employer's charter and by-laws and applicable law) will indemnify the officers and employees of the Employer and each Employer Company and the members of the Committee, and their heirs, successors and assigns from and against any liability, assessment, loss, expense or other cost of any kind or description whatsoever, including legal fees and expenses, actually incurred by him or her on account of any action or proceeding, actual or threatened, that arises as a result of his or her acting within the scope of his or her authority under this Plan, provided (a) such action or proceeding does not arise as a result of his or her own gross negligence, willful misconduct or lack of good faith and (b) such protection is not otherwise provided through insurance.

                 ARTICLE XIV. AMENDMENT, TERMINATION AND MERGER

         Section 14.1 Amendment. The Board reserves the right at any time and from time to time to amend this Plan in any respect in writing, and the amendment will be binding upon a Trustee and all Employer Companies without further action; provided, that no amendment will be made that (unless otherwise permissible under applicable law) would (a) divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, (b) eliminate or reduce an optional form of benefit except to the extent permissible under Code ss. 411(d)(6) or (c) change the rights and duties of the Trustee without its consent. Notwithstanding the foregoing, this Plan may be amended retroactively to affect the Account maintained for any person if necessary to cause this Plan and the Trust Fund to be exempt from income taxes under the Code.

         Section 14.2 Termination. The Employer expects this Plan to be continued indefinitely but, of necessity, reserves the right to terminate or to partially terminate this Plan or to discontinue its contributions at any time by action of the Board. The Employer also reserves the right to terminate or to partially terminate the participation in this Plan by an Employer Company by action of the Board. An Employer Company's participation in this Plan automatically will terminate if, and at such time as, it ceases to satisfy the requirements to be an Employer Company for any reason whatsoever (other than through a merger or consolidation into another Employer Company), but termination of participation by an Employer Company will not be deemed to be a termination or partial termination of the Plan except to the extent required under the Code.

         If there is a termination or partial termination of this Plan or a declaration of a discontinuance of contributions to this Plan, the Accounts of all affected Participants who are employees as of the effective date of the termination, partial termination or declaration will become fully vested. The Committee will cause all unallocated amounts to be allocated to the appropriate Accounts of the affected Participants and Beneficiaries. Upon direction of the Committee, the Trustee will distribute Accounts to Participants and Beneficiaries in accordance with uniform rules established by the Committee consistent with Code ss. 401(a).

         Section 14.3 Merger, Consolidation or Transfer of Plan Assets. No merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other plan will occur unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

         The Committee may authorize the Trustee to accept a transfer of assets from or to transfer Trust Fund assets to the trustee, custodian or insurance company holding assets of any other plan that satisfies the requirements of Code ss. 401(a) in connection with a merger or consolidation with or other transfer of assets and liabilities to or from any such plan, provided that the transfer will not affect the qualification of this Plan under Code ss. 401(a).

         Any special provisions that apply to amounts transferred under this
Section 14.3 shall be set forth in Appendix 14.3.

                           ARTICLE XV. MISCELLANEOUS

         Section 15.1 Headings. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of the provisions of this Plan. All references to Articles, Sections and to paragraphs will be to sections and to subsections of this Plan unless otherwise indicated.

         Section 15.2 Construction. In the construction of this Plan, the singular will include the plural in all cases where that meaning would be appropriate. This Plan will be construed in accordance with the laws of the State of Georgia, to the extent that those laws are not preempted by federal law. This Plan will not be construed to grant, nor will grant, any rights or interests to Participants or Beneficiaries in addition to those minimum rights and interests required under ERISA. Further, the Trust Fund is intended to be tax exempt under the Code.

         Any reference to a statute will also include a reference to any successor statute and if any amendment renumbers a section of a statute referenced in this Plan, any such reference to such section automatically will become a reference to that section as renumbered.

         Section 15.3 Counterparts. This Plan may be executed by the Employer and the Trustee in two or more counterparts, each of which shall be deemed to be an original but all of which taken together shall be deemed to be one document.

         Section 15.4 Necessity of Initial Qualification. This Plan is established with the intent that it shall qualify under Code ss. 401(a) and shall be effective only if so qualified by the Internal Revenue Service. If the Internal Revenue Service determines that the Plan initially fails to meet those requirements, and it is not or cannot be amended to meet said requirements, then within 120 days after the date of such determination all of the assets of the Trust Fund held for the benefit of Participants and their Beneficiaries will be distributed to them and the Plan will be considered to be rescinded and of no force or effect.

         Section 15.5 Prohibition Against Attachment.

         (a) None of the benefits payable hereunder will be subject to the claims of any creditor of any Participant or Beneficiary other than this Plan nor will those benefits be subject to attachment, garnishment or other legal or equitable process by any creditor of a Participant or Beneficiary other than this Plan, nor will any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber, or assign any of such benefits.

         (b) If any Participant or Beneficiary under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan, the interest of such person in such benefit shall, in the discretion of the Committee, cease and terminate, and in that event the Committee may direct the Trustee to hold or apply the same or any part thereof to or for the benefit of such Participant or Beneficiary, his or her spouse, children, or other dependants, or any of them, in such manner and in such proportion as the Committee may deem proper.

         (c) The restrictions of subsections (a) and (b) of this Section will not be violated by either (1) the creation of a right to payments from this Plan by reason of a qualified domestic relations order (as defined in Code ss. 414(p)) or (2) the making of such payments. In accordance with uniform and nondiscriminatory procedures established by the Committee from time to time, the Committee upon the receipt of a domestic relations order that seeks to require the distribution of a Participant's Account in whole or in part to an alternate payee (as the term is defined in Code ss. 414(p)(8)) will

         (1) promptly notify the Participant and such alternate payee of the receipt of such order and of the procedure that the Committee will follow to determine whether such order constitutes a qualified domestic relations order within the meaning of Code ss. 414(p),

         (2) determine whether such order constitutes a qualified domestic relations order, notify the Participant and the alternate payee of the results of such determination and, if the Committee determines that such order does constitute a qualified domestic relations order,

         (3) transfer such amounts, if any, from the Participant's Account to a separate bookkeeping account for such alternate payee as the Committee determines necessary to satisfy the requirements of the order and Code ss. 414(p); and

         (4) make such distribution to such alternate payee as the Committee deems called for under the terms of such order in accordance with Code ss. 414(p) without regard to whether a distribution would be permissible at such time to the Participant under the terms of this Plan.

         An alternate payee will be treated the same as a Beneficiary of a deceased Participant pending the distribution of such alternate payee's entire interest under this Plan. Further, an alternate payee who is the spouse or former spouse of the Participant may elect that any distribution that qualifies as an eligible rollover distribution (within the meaning of Code ss. 401(a)(31)) be transferred directly to an eligible retirement plan in accordance with
Section 9.12.

         Section 15.6 Benefits Supported Only by Trust Fund. Any person having any claim for any benefit under this Plan must look solely to the assets of the Trust Fund for satisfaction. In no event will the Trustee, the Employer, an Employer Company, the Committee or any of their officers, directors or agents be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of this Plan.

         Section 15.7 Satisfaction of Claims. Any payment to a Participant or Beneficiary, or to the legal representative or heirs-at-law of either, made in accordance with the provisions of this Plan will to the extent of such payment be in full satisfaction of all claims under this Plan against the Trustee, the Employer, any Employer Company and the Committee, any of whom may require that person, his or her legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release in a form acceptable to the Committee.

         Section 15.8 Nonreversion. No part of the Trust Fund will ever be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries except that, upon direction of the Committee, the Trustee will return contributions to the Employer Companies in the following circumstances, to the extent permitted by the Code and ERISA:

         (a) a contribution that is made by a mistake of fact will be returned, provided the return is made within one year after the payment of such contribution; and

         (b) a contribution may be returned to the extent that the Internal Revenue Service denies an income tax deduction of such contribution, provided such return is made within one year after such denial, all such contributions being made expressly on the condition that such contributions are deductible in full for federal income tax purposes.

         Section 15.9 Top-Heavy Plan.

         (a) Determination. The Committee as of the last day of each Plan Year (the "determination date") will determine the sum of the present value of the accrued benefits of "key employees" (as defined in Codess. 416(i)(1)) and the sum of the present value of the accrued benefits of all other Employees in accordance with the rules set forth in Codess. 416(g), or will take such other action as the Committee deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of such key employees exceeds sixty percent (60%) of the sum of the present value of the accrued benefits of all employees as of the determination date, this Plan will be "top-heavy" for the immediately following Plan Year. For purposes of this Section, the present value of the accrued benefit of each employee will be equal to the sum of

         (1) the balance of the employee's Account under this Plan (determined for this purpose as of the last day of each Plan Year, which is the "valuation date" for this Plan);

         (2) the present value of the employee's accrued benefit, if any, (determined as of the most recent valuation date occurring within a twelve
(12)-month period ending on the determination date) under

         (i) each qualified plan (as described in Code ss. 401(a)) maintained by an Affiliate (A) in which a key employee is a participant or (B) that enables any plan described in subclause (i) to meet the requirements of Code ss. 401(a)(4) or ss. 410 (the "required aggregation group"), and

         (ii) each other qualified plan maintained by an Affiliate (other than a plan described in clause (a) that may be aggregated with this Plan and the plans described in clause (a), provided such aggregation group (including a plan described in this clause (b) continues to meet the requirements of Code ss. 401(a)(4) and ss. 410 (the "permissive aggregation group"); and

         (3) the value of any withdrawals and distributions made from this Plan and the plans described in (2) above during the 5 year period ending on such determination date and the value of any contributions due under this Plan and the defined contribution plans described in (2) above but as yet unpaid as of such determination date;

provided, however, the accrued benefit of any employee will be disregarded if such employee has not performed any services for any Affiliate at any time during the five (5) year period ending on the date as of which such determination is made.

         (b) Special Top-Heavy Contribution. If the Committee determines that this Plan is "top-heavy" for any Plan Year, the following special rules will apply notwithstanding any other rules to the contrary set forth elsewhere in this Plan.

         (1) A contribution will be made to the QSOP for each Participant who is an Eligible Employee on the last day of such Plan Year that, when added to the employer contribution and forfeitures otherwise allocated on behalf of such individual for such Plan Year under this Plan and any other defined contribution plan maintained by an Affiliate, is equal to:

         (i) for each such Eligible Employee who is not a participant in a top-heavy defined benefit plan maintained by the Employer or an Affiliate, the lesser of (a) three percent (3%) of such Eligible Employee's Compensation for such year or (b) the percentage at which contributions are made (or are required to be made) for such year to the key employee for whom such percentage is the highest; or

         (ii) for each such Eligible Employee who also participates in a top-heavy defined benefit plan maintained by the Employer or an Affiliate, five percent (5%) of such Eligible Employee's Compensation for such year;

provided, however, that no such contribution will be made under this Section for any Eligible Employee to the extent such Eligible Employee receives the top-heavy minimum contributions (as described in Code ss. 416(c)) under another defined contribution plan maintained by the Employer or an Affiliate for such Plan Year.

         (2) For Plan Years beginning before January 1, 2000, if the sum of the present value of the accrued benefits of key employees (computed as described in Section 16.9(a)) exceeds ninety percent (90%) of the sum of the present value of the accrued benefits of all employees (computed as described in Section 16.9(a)) as of the determination date this Plan will be "super top-heavy" for the immediately following Plan Year. With respect to "limitation years" (within the meaning of Section 5.2) which begin prior to January 1, 2000, in computing the denominators of the defined benefit and defined contribution fractions described in Codess. 415(e), (i) a factor of 1.0 will be used instead of 1.25 while the Plan is super top-heavy and (ii) if the Plan is top-heavy, but not super top-heavy and the Plan uses a factor of 1.25, the minimum contribution described in Section 16.9(b)(1)(ii) is increased to 7 1/2% of Compensation. The Committee will take such other action as necessary to satisfy the requirements of Code ss. 415(e) andss.416(h) if the Committee determines that this Plan fails to meet the requirements set forth in Code ss. 416(h)(2)(B).

         Section 15.10 USERRA. Effective as of December 12, 1994, notwithstanding anything in this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code ss. 414(u).

         Section 15.11 Family and Medical Leave Act. Notwithstanding any other provision, this Plan shall be interpreted and administered in all respects so that it complies with the Family and Medical Leave Act of 1993, as may be amended from time to time.

         Section 15.12 No Estoppel of Plan. No person is entitled to any benefit under this Plan except and to the extent expressly provided under this Plan. The fact that payments have been made from this Plan in connection with any claim for benefits under this Plan does not (a) establish the validity of the claim,
(b) provide any right to have such benefits continue for any period of time, or
(c) prevent this Plan from recovering the benefits paid to the extent that the Committee determines that there was no right to payment of the benefits under this Plan. Thus, if a benefit is paid to a person under this Plan and it is thereafter determined by the Committee that such benefit should not have been paid (whether or not attributable to an error by such person, the Committee or any other person), then the Committee may take such action as the Committee deems necessary or appropriate to remedy such situation, including without limitation by (1) deducting the amount of any overpayment theretofore made to or on behalf of such person from any succeeding payments to or on behalf of such person under this Plan or from any amounts due or owing to such person by the Employer or any Affiliate or under any other plan, program or arrangement benefiting the employees or former employees of the Employer or any Affiliate, or (2) otherwise recovering such overpayment from whoever has benefited from it.

         If the Committee determines that an underpayment of benefits has been made, the Committee will take such action as it deems necessary or appropriate to remedy such situation. However, in no event will interest be paid on the amount of any underpayment other than the investment gains (or losses) credited to the Participant's Account pending payment.

         IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc., based upon action by its Board of Directors on ___________________, 2002, has caused this Restatement to be adopted.

ATTEST:                                   UNITED PARCEL SERVICE OF AMERICA, INC.



---------------------------------         --------------------------------
Joseph R. Moderow                         Michael L. Eskew
Secretary                                 Chairman

         IN WITNESS WHEREOF, the Trustee acknowledges receipt of the Plan as amended and restated effective as of January 1, 1998.

                                                  STATE STREET BANK
                                                  AND TRUST COMPANY

                                                  ------------------------------

                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------

                                                  Date:
                                                       -------------------------

                                UPS SAVINGS PLAN
                                 APPENDIX 1.21


        BUSINESS UNIT/GROUP                                 SAVINGS PLAN ADOPTION DATE
UPS
United Parcel Service of America, Inc.                            July 1, 1988
United Parcel Service Co.                                         July 1, 1988
UPS General Services Co.                                          July 1, 1988
UPS Aviation Services, Inc.                                       February 7. 1989
UPS International General Services Co.                            August 12, 1988
UPS Procurement Services Corporation                              September 9, 1997
UPS Worldwide Forwarding, Inc.                                    August 12, 1988
United Parcel Service, Inc. (New York)                            July 1, 1988
United Parcel Service, Inc. (Ohio)                                July 1, 1988
Trailer Conditioners, Inc.                                        July 1, 1988
UPS Latin America, Inc.                                           November 12, 1993
BT Realty Holdings, Inc.                                          May 18, 1999
BT Realty Holdings II, Inc.                                       May 18, 1999

UPS CAPITAL CORPORATION
UPS Capital Corporation, Inc.                                     May 28, 1998
Glenlake Insurance Agency, Inc.                                   July 29, 1998
Glenlake Insurance Agency, Inc. of California                     August 10, 1999
First International Bank                                          September 1, 2000
First International Capital Corporation of New Jersey             September 1, 2001

UPS LOGISTICS GROUP
UPS Logistics Group, Inc.                                         May 24, 1996
Diversified Trimodal, Inc. (Martrac)                              July 1, 1988
UPS Logistics Technologies, Inc.                                  July 1, 1988
UPS Supply Chain Management, Inc.                                 December 18, 1992
Worldwide Dedicated Services, Inc.                                June 9, 1995
UPS Supply Chain Management Nevada, Inc.                          July 1, 2001
UPS Supply Chain Management Tristate, Inc.                        July 1, 2001
Livingston Healthcare Services, Inc.                              July 1, 2001
UPS Logistics Group Americas, Inc.                                July 1, 2001
UPS Service Parts Logistics, Inc.                                 July 1, 2001
UPSLG Puerto Rico, Inc.                                           July 1, 2001

UPS AVIATION TECHNOLOGIES, INC.                                   July 1, 1988
UPS CUSTOMHOUSE BROKERAGE, INC.                                   July 1, 1988
UPS FULL SERVICE BROKERAGE, INC.                                  June 6, 2000
     UPS TELECOMMUNICATIONS, INC.  (UPS TELESERVICES)             July 1, 2001
UPS MESSAGING.
Mail2000, Inc.                                                    February 1, 2001
UPS MAIL BOXES ETC., INC.                                         April 30, 2001
UPS CONSULTING, INC.                                              February 8, 2001
FRITZ COMPANIES
Fritz Companies, Inc.                                             July 1, 2001
NEW NEON COMPANY, INC.                                            November 1, 2001
ISHIP, INC.                                                       December 1, 2001
UPS SUPPLY CHAIN SOLUTIONS, INC.                                  January 1, 2002

                                UPS SAVINGS PLAN
                                 APPENDIX 1.36

                              Prior Service Credit

An individual who began performing services for an Employer Company as a result of the acquisition of a company listed below will receive credit for his or her service for such company as if such service were employment with an Affiliate.

         Border Brokerage Company, Inc
         Burnham Service Corporation, et. al.
         Challenge Air Cargo, Inc.
         Fritz Companies, Inc.
         Fulfillment Systems International, Inc
         Livingston Healthcare Services, Inc.
         Mail Boxes, Etc.
         Mail2000. Inc.
         Miles Group, Inc.
         William F. Joffroy, Inc.
         W.Y. Moberly, Inc.
         Rollins Logistics, Inc. et. al.
         Transborder Customs Services, Inc.
         TSCI Holdings, Inc. (Comlasa)
         H.A. & J.L. Wood, Inc.
         First International Bank
         First International Capital Corporation of New Jersey

                                  Merged Plans

           NAME OF MERGED PLAN                        EFFECTIVE DATE OF MERGER
UPS Logistics Group Retirement Savings Plan                  July 1, 2001
SonicAir, Inc. 401(k) Plan                                   July 1, 2001
Trans-Border Customs Services, Inc.
  401(k) and Profit Sharing Plan                             July 1, 2001
UPS Global Forwarding Services, Inc.
  Retirement/Savings Plan                                    July 1, 2001

                                UPS SAVINGS PLAN

                                  APPENDIX 2.3


                    [THIS APPENDIX IS INTENTIONALLY BLANK.]

                                UPS SAVINGS PLAN

                                  APPENDIX VII

         Section 7.1 Investment of Trust Fund. Prior to November 23, 1998, the Investment Options under the Plan included the following investment vehicles:

- Option A - A fixed rate investment fund, as designated by the Committee or its delegate, consisting of fixed interest rate obligations issued by one or more domestic insurance companies or domestic banks each of which satisfies the asset and creditworthiness requirements described below, and collective short-term investment funds which satisfy the credit-worthiness requirements described below. The fixed interest rate obligations shall, in accordance with guidelines established by the Committee, consist of either or both of the following:

         - fixed interest rate contracts under which the payment of interest and principal is backed by the general assets and surplus of the insurance company or bank.

         - fixed interest rate contracts under which the payment of interest and principal is backed by a separate account or trust portfolio of short-term debt securities which are (i) direct obligations of the United States, (ii) obligations of an agency or instrumentality of the United States, or (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (i) or (ii).

- Each such insurance company or bank issuing a fixed rate obligation described above shall have at least five billion dollars in assets, and shall maintain a minimum Standard & Poor's rating of AA- or a minimum Moody's rating of Aa3.

- Pending investment in fixed rate obligations described above or for the purpose of providing a source of liquid funds for anticipated transfers, moneys invested in Option A may be invested in one or more collective short-term investment funds, the investments under which shall consist of short-term obligations or deposits, with an average maturity of not more than 120 days and a maximum maturity of not more than 30 months, which are rated at least A1 by Standard & Poor's and P1 by Moody's (or rated at least AA in the case of obligations with a maturity of 12 months or more) at the time of acquisition.

- Option B - A Standard & Poor's 500 equity index fund or funds with the principal goal of providing returns comparable to the Standard & Poor's 500 index, an acknowledged broad-based benchmark index, as designated by the Committee.

- Option C - A balanced investment fund as designated by the Committee or its delegate, the investments under which consist of a mix of equity and fixed income investments, with the objective of producing a combination of risk and reward which falls between that of Options A and B above.

- Option D - An investment fund, as designated by the Committee or its delegate, consisting of short term debt securities which represent (i) direct obligations of the United States for which its full faith and credit are pledged, (ii) obligations of an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States, or (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (i) or (ii), with the primary objective of securing principal against risk of loss.

- Option E - the Fidelity Magellan Fund, managed by Fidelity Management & Research Company, consisting primarily of common stocks and securities convertible into common stocks, with the primary objective of capital appreciation.

- Option F - The following four Bright Horizon Funds managed by State Street Bank and Trust Company: the Bright Horizon 2005 Fund; the Bright Horizon 2015 Fund; the Bright Horizon 2025 Fund; and the Bright Horizon 2035 Fund, each consisting of equity, fixed income and, at times, cash investments, with the primary objective of providing an appropriate asset mix coupled with appropriate levels of risk and return given a Participant's approximate retirement date.

         Section 7.2 Investment of Accounts. For periods prior to November 23, 1998, in the event that a Participant fails to designate any Investment Option, fails to designate Investment Options for 100% of the Participant's Account, or fails to designate a new Investment Option for amounts held in a Bright Horizon Fund under Option F on December 31 of the year in which such fund reaches its Maturity Date, or erroneously designates the investment of more than 100% of the Participant's Account, the Participant's Account will be invested as though Option D were selected until a corrected investment designation which meets the foregoing requirements is filed by the Participant. For purposes of the previous sentence, the term "Maturity Date" shall mean July 31 of the year designated by the name of the Bright Horizon Fund (e.g. the Maturity Date of the Bright Horizon 2005 Fund shall be July 31, 2005).

         Section 7.3 Investment Allocation of Future Contributions. For periods prior to November 23, 1998, in the event that a Participant fails to designate a new Investment Option for amounts held in a Bright Horizon Fund under Option F on December 31 of the year in which such fund reaches its Maturity Date the Participant's Account will be invested as though Option D were selected until a corrected investment designation which meets the foregoing requirements is filed by the Participant. For purposes of the previous sentence, the term "Maturity Date" shall mean July 31 of the year designated by the name of the Bright Horizon Fund (e.g. the Maturity Date of the Bright Horizon 2005 Fund shall be July 31, 2005).

                                UPS SAVINGS PLAN

                              APPENDIX 10.1(C)(9)
                                  Accounting.

         For periods prior to November 23, 1998, the proceeds shall be withdrawn from the Participant's subaccount in the following order: first, from the Participant's Pre-Tax Contribution Account, second, from his or her Rollover Contribution Account and, third, from his or her After-Tax Contribution Account, and prorata from each Investment Option in which such subaccount is invested at the time of the loan. Repayment of principle and interest on the loan shall be credited to the Participant's subaccount in the reverse order from which the loan proceeds were withdrawn and shall be invested in the Investment Options in effect at the time of repayment pursuant to the Participant's investment election under Article VII.

                                UPS SAVINGS PLAN

                                 APPENDIX 14.3

              SPECIAL PROVISIONS RELATING TO MERGERS, ACQUISITIONS
                              AND OTHER TRANSFERS

         Section 14.3.1 General. This Section describes special rules applicable to individuals who were employed by an employer acquired by an Employer Company or who otherwise became Employees of an Employer Company as a result of a corporate transaction, or who participated in a qualified plan that was merged into the Plan or the assets of which were transferred to this Plan pursuant to
Section 14.3.

         Any assets transferred to this Plan shall be invested as directed by the Committee pending completion of any allocations or other steps necessary or advisable to properly transfer investment authority of Merged Plan assets to the Participants in accordance with Article 7 of the Plan. Any loans outstanding under a Merged Plan will become loans under this Plan and, if the Participant is an Employee, will be repaid by payroll deduction following the merger or transfer.

         Section 14.3.2 UPS Global Forwarding Services, Inc.

                  (a) GFS Plan. For purposes of this Section 14.3.2, GFS Plan means the UPS Global Forwarding Services Company, Inc. Retirement/ Savings Plan, as in effect on June 30, 2001.

                  (b) Merger. The assets and liabilities of the GFS Plan as of the close of business on June 30, 2001 will be merged into this Plan and will be assets and liabilities of this Plan as of July 1, 2001.

                  (c) Accounts. An Account will be established under this Plan to reflect the interest of each former participant in the GFS Plan to the extent he or she does not already have an Account under this Plan. The portion of a Participant's account under the GFS Plan attributable to his or her "after-tax contributions", if any, will become a part of his or her After-Tax Contribution Account; the portion attributable to his or her "pre -tax contributions", if any, will become part of his or her Pre-Tax Contribution Account under this Plan; the portion attributable to his or her "rollover contributions", if any, will become part of his or her Rollover Contribution Account under this Plan; and the remaining portion of a Participant's account under the GFS Plan will become a part of his or her Merged Account.

         Section 14.3.3 UPS Logistics Group.

                  (a) LG Plan. For purposes of this Section 14.3.3, LG Plan means the UPS Logistics Group Retirement Savings Plan, as in effect on June 30, 2001.

                  (b) Merger. The assets and liabilities of the LG Plan as of the close of business on June 30, 2001 will be merged into this Plan and will be assets and liabilities of this Plan as of July 1, 2001.

                  (c) Accounts. An Account will be established under this Plan to reflect the interest of each former participant in the LG Plan to the extent he or she does not already have an Account under this Plan. The portion of a Participant's account under the LG Plan attributable to his or her "after-tax contributions", if any, will become a part of his or her After-Tax Contribution Account; the portion attributable to his or her "pre -tax contributions", if any, will become part of his or her Pre-Tax Contribution Account under this Plan; the portion attributable to his or her "rollover contributions", if any, will become part of his or her Rollover Contribution Account under this Plan; and the remaining portion of a Participant's account under the LG Plan will become a part of his or her Merged Account.

         Section 14.3.4 Sonic Air, Inc.

                  (a) SA Plan. For purposes of this Section 14.3.4, SA Plan means the Sonic Air, Inc. 401(k) Plan, as in effect on June 30, 2001.

                  (b) Merger. The assets and liabilities of the SA Plan as of the close of business on June 30, 2001 will be merged into this Plan and will be the assets and liabilities of this Plan as of July 1, 2001.

                  (c) Accounts. An Account will be established under this Plan to reflect the interest of each former participant in the SA Plan to the extent he or she does not already have an Account under this Plan. A Participant's interest in his or her Account attributable to his or her interest under the SA Plan will be separately accounted for in his or her Merged Account and separate subaccounts of his or her Merged Account shall be maintained for his or her interest under the SA Plan attributable to after-tax contributions, pre-tax contributions, rollover contributions, matching contributions and discretionary profit sharing contributions, if applicable, until the Amendment Effective Date described in Section 14.3.6. After the Amendment Effective Date, the portion of a Participant's Merged Account attributable to his or her "after-tax contributions", if any, will become a part of his or her After-Tax Contribution Account; the portion attributable to his or her "pre -tax contributions", if any, will become part of his or her Pre-Tax Contribution Account under this Plan; and the portion attributable to his or her "rollover contributions", if any, will become part of his or her Rollover Contribution Account under this Plan.

                  (d) Distribution Forms. Subject to Section 14.3.6 and to the automatic cashout rules of Section 9.2, any distribution (including a hardship withdrawal) made from a Participant's Merged Account shall be distributed in the Normal Form unless the Participant elects in accordance with Section 14.3.4(d)(4) to receive payment in an optional form as described in Section 14.3.4(d)(2).

                           (1) Normal Form. Normal Form means

                                    (i) a Single Life Annuity Option if the
                           Participant does not have a spouse on his or her Annuity Starting Date, or

                                    (ii) a Joint and Survivor Annuity Option
                           with his or her spouse as beneficiary if the Participant has a spouse on his or her Annuity Starting Date.

                           (2) Optional Forms. Subject to Section 14.3.4(d)(4),
                  a Participant may elect one of the following optional forms in lieu of the Normal Form:

                                    (i) A lump sum payment in cash;

                                    (ii) Purchase of an annuity contract that
                           does not provide for payments beyond the life of the Participant (or the lives of the Participant and his or her Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his or her Beneficiary.

                           (3) Election Procedures. The Committee will
                  (consistent with the regulations under Code ss. 417) furnish each Participant entitled to the Normal Form with a written explanation of the normal annuity form, the optional payment forms and his or her rights under Code ss. 401(a)(11), ss. 411(a)(11), and ss. 417.

                  A Participant may waive the Normal Form and select an optional payment form on a properly completed Election before his or her Annuity Starting Date. The last properly completed Election before the Participant's Annuity Starting Date will control the payment of benefits under this Plan.

                  A Participant's Election to waive the Normal Form generally will not be effective unless (A) the Election designates the form of payment, (B) his or her spouse consents in writing to the waiver, (C) the spouse's consent acknowledges the effect of the waiver, and (D) the spouse's consent is witnessed by a notary public.

                  However, if the Participant establishes to the satisfaction of the Committee and in accordance with Code ss. 417 that written consent of his or her spouse may not be obtained because there is no spouse or the spouse cannot be located or because of such other circumstances as may be described in the regulations under Code ss. 417, the Participant's Election will be deemed to be a valid waiver.

                  A spouse's written consent will be irrevocable as to that spouse and will be binding only as against that spouse.

                  A Participant may revoke (without the consent of his or her spouse) an election to waive the Normal Form by completing another Election at any time prior to his or her Annuity Starting Date.

                           (4) Death Benefits. If a Participant dies before his
                  or her Annuity Starting Date, a Preretirement Survivor Annuity will be purchased for his or her surviving spouse if the Participant did not waive the Preretirement Survivor Annuity in accordance with the waiver procedures set forth in Section 14.3.4(d)(4). In lieu of the Preretirement Survivor Annuity, the surviving spouse may elect that distribution of the Participant's Merged Account balance be made in a lump sum in cash. The balance of the Participant's Merged Account shall be paid to his or her Beneficiary in a lump sum in cash.

                           (5) Definitions. For purposes of this Section
                  14.3.4(d), the following terms will have the meanings set forth below:

                                    (i) Annuity Starting Date - means for each
                           Participant or spouse the first day of the first period for which an amount is paid as an annuity under this Plan.

                                    (ii) Joint and Survivor Annuity Option -
                           means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse or the Participant's beneficiary that provides for monthly payments equal to 50%, 75% or 100% (as elected by the Participant) of the monthly payments payable to the Participant during his or her lifetime and that is equal to the maximum amount of annuity benefit that can be purchased (in that form) with the Participant's Merged Account and this benefit form shall be the qualified joint and survivor annuity for the purposes of Code ss. 401(a)(11) and 417.

                                    (iii) Preretirement Survivor Annuity -
                           means an annuity for the life of a Participant's surviving spouse, that is equal to the maximum amount of annuity benefit that can be purchased with fifty percent (50%) the Participant's SA Plan Merged Account as of the Annuity Starting Date.

                                    (iv) Single Life Annuity Option - means an
                           annuity payable only during the lifetime of the Participant that is equal to the maximum amount of the annuity benefit that can be purchased with the Participant's SA Plan Merged Account.

                  Section 14.3.5 Trans-Border Customs Services, Inc.

                  (a) TBCS. For purposes of this Section 14.3.5, TBCS Plan means the Trans-Border Customs Services Profit Sharing Plan, as in effect on June 30, 2001

                  (b) Merger. The assets and liabilities of the TCBS Plan as of the close of business on June 30, 2001 will be merged into this Plan and will be assets and liabilities of this Plan as of July 1, 2001.

                  (c) Accounts. An Account will be established under this Plan to reflect the interest of each former participant in the TCBS Plan to the extent he or she does not already have an Account under this Plan. A Participant's interest in his or her Account attributable to his or her interest under the TCBS Plan will be separately accounted for in his or her Merged Account and separate subaccounts of his or her Merged Account shall be maintained for his or her interest under the TCBS Plan attributable to after-tax contributions, pre-tax contributions, rollover contributions, matching contributions and discretionary profit sharing contributions, if applicable, until the Amendment Effective Date described in Section
         14.3.6. After the Amendment Effective Date, the portion of a Participant's Merged Account attributable to his or her "after-tax contributions", if any, will become a part of his or her After-Tax Contribution Account; the portion attributable to his or her "pre -tax contributions", if any, will become part of his or her Pre-Tax Contribution Account under this Plan; and the portion attributable to his or her "rollover contributions", if any, will become part of his or her Rollover Contribution Account under this Plan.

                  (d) Distribution Forms. Subject to Section 14.3.6, distribution of a Participant's Account the portion of his or her Account attributable to his or her account under the TCBS Plan may be made in any of the following optional forms:

                           (1) A lump sum payment.

                           (2) A series of installments over a period certain
                  not extending beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary determined by use of the expected return multiples under the regulations under Treas. Reg.ss. 1.72-9; or

                           (3) A nontransferable annuity contract (other than
                  an annuity for the life of the Participant), providing for payments over a period certain not extending beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his Beneficiary determined by use of the expected return multiples under the regulations under Treas. Reg.ss. 1.72-9.

         Section 14.3.6 Limitation on Distribution Forms. Notwithstanding any provision of this Appendix 14.3 to the contrary, no form of payment other than as described in Section 9.5 shall be available for any such distribution commencing on or after the Amendment Effective Date and Section 14.3.4(d) and
Section 14.3.5(d) shall be of no further effect on or after the Amendment Effective Date. To the extent a distribution described in this Appendix 14.3 required spousal consent to the timing or form of a distribution, such spousal consent shall no longer be required effective for distributions commencing on or after the Amendment Effective Date. The Amendment Effective Date shall mean the earlier of (a) the ninetieth day following the date a Participant has been furnished a summary that reflects the provisions of this Plan and which satisfies the requirements of Labor Regulation Section 2520.104b-3 for pension plans or (b) January 1, 2003.

                                APPENDIX 14.3 A

                                  GUST/RRA 98

I.       RETROACTIVE AMENDMENT OF PREDECESSOR PLANS.

         This Appendix 14.3 A is intended to amend each Predecessor Plan (as defined below) for the applicable provisions of the Uruguay Agreements Act, Pub. L. 103-464, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Taxpayer Relief Act of 1997, Pub. L. 105-34, and the Internal Revenue Restructuring and Reform Act of 1998, Pub. L. 105-206 (collectively referred to as "GUST/RRA 98") that applied to each Predecessor Plan before its merger into the Plan effective as of July 1, 2001. This amendment shall be effective as to each Predecessor Plan as of the dates indicated in this Appendix and shall constitute a part of each Predecessor Plan as in effect prior to July 1, 2001.

II. PREDECESSOR PLANS. "PREDECESSOR PLAN" MEANS EACH OF THE FOLLOWING MERGED PLANS:

         (A) UPS Global Forwarding Services Company, Inc. Retirement Savings Plan ("GFS Plan")

         (B)      UPS Logistics Group Retirement Plan ("LG Plan")

         (C)      Sonic Air, Inc. 401(k) Plan ("SA Plan")

         (D)      Trans-Border Customs Services Profit Sharing Plan ("TBCS
                  Plan")

III. AMENDMENTS APPLICABLE TO ALL PREDECESSOR PLANS. THE FOLLOWING AMENDMENTS APPLY TO ALL PREDECESSOR PLANS:

         (A)      CODE SS. 401(A)(17) - FAMILY AGGREGATION RULES

         Effective for plan years beginning after December 31, 1996, any provision regarding the compensation limit of Code ss. 401(a)(17) is hereby amended to delete the requirement that certain family members (i.e., the spouse and lineal descendants who have not attained age 19 before the close of the year) be aggregated with certain "highly compensated employees" within the meaning of Code ss. 414(q) and be treated as a single participant for purposes of applying the compensation limit for a plan year. The spouse of such participants and any lineal descendants (including those descendants who have not attained age 19 before the close of the plan year) shall be treated as a separate participant for purposes of applying the limitation on compensation for a plan year.

         Further, any references to the family aggregation rules previously required by Code ss. 414(q)(6) are hereby deleted.

         (B)      CODE SS. 414(N)(2) - TREATMENT OF LEASED EMPLOYEES

         Effective for plan years beginning after December 31, 1996, the term "leased employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Code ss. 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the recipient's primary direction or control. No leased employees shall be eligible to participate in a Predecessor Plan.

         (C)      CODE SS. 414(Q) - HIGHLY COMPENSATED EMPLOYEES

         Effective for plan years beginning after December 31, 1996, the term "highly compensated employee" means an employee who performed services for the employer and any other entity that is considered to be a single employer under Code ss.ss. 414(b), (c), (m) and (o) (collectively the "Controlled Group Employer") during the "determination year" and is in one or more of the following groups:

         was a five (5) percent owner (as defined in Code ss. 416(i)(1)) of the Controlled Group Employer at any time during the plan year or the look-back year (the preceding twelve (12) month period), or

                  (b) for the look-back year-had compensation from the Controlled Group Employer in excess of eighty thousand dollars ($80,000) (as adjusted by the Secretary pursuant to Code ss. 415(d)).

         The "look-back year" shall be the calendar year ending with or within the plan year for which testing is being performed, and the "determination year" shall be the plan year. In determining whether an employee is a "highly compensated employee" in 1997, this amendment to the definition of "highly compensated employee" is treated as having been in effect in 1996.

         For purposes of determining a "highly compensated employee", the term "compensation" means "415 compensation."

         The determination of a "Highly Compensated Employees" shall be made in accordance with Code ss. 414(q) and the regulations thereunder.

         (D)      CODE SS. 415(C)(3) - COMPENSATION

         For limitation years beginning on and after January 1, 1998, for purposes of applying the limitations of Code ss. 415 or determining "415 compensation," compensation paid or made available during such limitation year shall include any elective deferral (as defined in Code ss. 402(g)(3)), and any amount which is contributed or deferred by the employer at the election of the employee and which is not includible in the gross income of the employee by reason of Code ss.ss. 125, 457 or, effective as of January 1, 2001, under Code ss. 132(f)(4).

         (E) Codess. 415(e) - Repeal of Combined Limitation on Defined Contribution and Defined Benefit Plans

         Effective for limitation years beginning after December 31, 1999, all references to Code ss. 415(e) shall be deleted and any contribution allocation limitations imposed by such Code ss. 415(e) shall cease to apply.

         (F)      CODESS.415(C)(1) - LIMITATION FOR DEFINED CONTRIBUTION PLAN

         Effective for limitation years beginning after December 31, 1994, the limitation of Code ss. 415(c)(1) is amended to change the Code ss. 415(c)(1)(A) language to read as follows:

                           30,000 (as adjusted under Codess.415(d)).

         (G)      CODE SS. 414(U) - USERRA

         Effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code ss. 414(u).

         (H) CODESS.SS. 401(A)(31) AND 402(C)(4) - DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION

         Effective for calendar years beginning on or after January 1, 2000, an eligible rollover distribution described in Code ss. 402(c)(4) shall exclude hardship withdrawals as defined in Code ss. 401(k)(2)(B)(i)(IV), which are attributable to the participant's elective contributions under Treasury Reg. ss. 1.401(k)-1(d)(2)(ii).

         (I) CODESS. 401(K)(3) - APPLICATION OF PARTICIPATION AND DISCRIMINATION STANDARDS

         Effective for plan years beginning on and after January 1, 1997, the actual deferral percentage ("ADP") for "non-highly compensated employees" (those employees who are not "highly compensated employees" as described in Code ss. 414(q) and the regulations thereunder) for the current plan year will be used in performing the nondiscrimination testing required under Code ss. 401(k)(3) for a plan year.

         (J)      CODE SS. 401(K)(8)(C) - DISTRIBUTION OF EXCESS CONTRIBUTIONS

         Effective for plan years beginning after December 31, 1996, any distribution of the excess contributions made to satisfy the ADP test for any plan year shall be made to "highly compensated employees" as described in Code ss. 414(q) and the regulations thereunder on the basis of the amount of contributions by, or on behalf of, such employees.

         Excess contributions will be calculated and distributed according to the following procedures:

         Step l) First, the total dollar amount of excess contributions is determined by reducing contributions on behalf of "highly compensated employees" in the order of their deferral percentages, beginning with the highest of such percentages and continuing until the ADP test is satisfied.

         Step 2) Second, the amount determined in Step 1 above is reduced beginning with the "highly compensated employee" with the highest dollar amount of contributions to equal the dollar amount of the "highly compensated employee" with the next highest dollar amount of contributions and continuing in succeeding order of the "highly compensated employees" until all excess contributions are accounted for as determined in Step 1.

         Step 3) Third, each "highly compensated employee" will receive a distribution of their portion of excess contributions determined in Step 2.

         (K) CODESS. 401(M) - NONDISCRIMINATION TEST FOR MATCHING CONTRIBUTIONS AND EMPLOYEE CONTRIBUTIONS

         Effective for plan years beginning on and after January 1, 1997, the actual contribution percentage (ACP) for "non-highly compensated employees" for the current plan year will be used in performing the nondiscrimination testing required under Code ss. 401(m)(2) for a plan year.

         (L) CODESS. 401(M)(6)(C) - METHOD OF DISTRIBUTING EXCESS AGGREGATE CONTRIBUTIONS

         Effective for plan years beginning after December 31, 1996, any distribution of the excess aggregate contributions made to satisfy the actual contribution percentage ("ACP") test for any plan year shall be made to "highly compensated employees" on the basis of the amount of contributions by, or on behalf of, each such employee.

         Excess aggregate contributions will be calculated and distributed according to the following procedures:

         Step 1) First, the total dollar amount of excess aggregate contributions is determined by reducing contributions on behalf of "highly compensated employees" in the order of their contribution percentages, beginning with the highest of such percentages and continuing until the ACP test is satisfied.

         Step 2) Second, the amount determined in Step 1 above is reduced beginning with the "highly compensated employee" with the highest dollar amount of contributions to equal the dollar amount of the "highly compensated employee" with the next highest dollar amount of contributions and continuing in succeeding order of the "highly compensated employees" until all excess aggregate contributions are accounted for as determined in Step 1.

         Step 3) Third, each "highly compensated employee" will receive a distribution of their portion of excess aggregate contributions determined in Step 2.

         (M)      CODE SS. 417(E)(1) - RESTRICTIONS ON CASHOUTS

         Effective for plan years beginning after December 31, 1996, the Plan, which provides contributions or benefits for employees some or all of whom are owner-employees (as defined under Code ss. 401(c)), is amended as follows:

                  a) Contributions on behalf of any owner-employee will be made only with respect to the earned income of such owner-employee that is derived from the trade or business with respect to which the Plan is established.

                  b) The provisions of the Plans, if any, regarding the special aggregation rules as they existed under Code ss. 401(d) prior to its amendments by SBJPA are deleted.

         (N) CODESS.402(G)(9) - LIMITATION ON EXCLUSION FOR ELECTIVE DEFERRALS FOR SELF-EMPLOYED INDIVIDUAL

         Effective for years beginning after December 31, 1997, except as provided under Code ss. 401(c)(3)(D)(ii), any matching contribution described in Code ss. 401(m)(4)(A) which is made on behalf of a self-employed individual (as defined in Code ss. 401(c)), shall not be


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


         treated as an elective employer contribution under a qualified cash or deferred arrangement (as defined in Code ss. 401(k)).

         (O)      CODE SS. 417(E)(1) - RESTRICTIONS ON CASHOUTS

         Effective for plan years beginning on or after January 1, 1998 for the GFS and LG Plans only, if a participant's nonforfeitable account balance, taking into consideration benefits derived from both employer and employee contributions, does not exceed five thousand dollars ($5,000), such account balance shall be distributed as soon as administratively possible without the consent of the participant, and, if applicable, the participant's spouse.

         (P)      CODE SS. 401(A)(9) - REQUIRED DISTRIBUTIONS

         Effective for calendar years beginning on and after January 1, 1997 for the LG Plan only, distribution of a participant's account shall be made, or shall commence, to him or her no later than April 1 of the calendar year which follows () the calendar year in which he or she reaches age seventy and one-half (70 1/2) or (2) if later, for a participant who is not a five (5) percent owner (as defined in Code ss.
         416) the calendar year in which he or she terminates employment.

         (Q)      CODESS.417 - WAIVER OF PLAN DISTRIBUTION WAITING PERIOD.

         Effective for distributions in plan years beginning on or after January 1, 1997 for the SA and TBCS Plans only, the annuity starting date for any annuity which is not a qualified joint and survivor annuity may be less than thirty (30) days after the receipt of the written explanation described in Code ss. 417(a)(3) provided that:

                  a) the participant has been provided with information that clearly indicates that the Participant has at least thirty
                  (30) days to consider whether to waive the qualified joint and survivor annuity and to elect with spousal consent an optional method of payment;

                  b) the Participant is permitted to revoke any affirmative optional form of payment at least until the annuity starting date or, if later, at any time prior to the expiration of the seven (7) day period that begins the day after the required written explanation described in Code ss. 417(a)(3) is provided to the Participant; and

                  c) the annuity starting date is a date after the date that the written explanation described in Code ss. 417(a)(3) was provided to the Participant.


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


         (R)      DIFFERENT PROVISIONS IN RECORDS OF EACH PREDECESSOR PLANS.

         Notwithstanding the foregoing, to the extent the records of a Predecessor Plan indicate that the sponsor of such plan implemented a permissible GUST/RRA 98 provision for such Predecessor Plan that is different than the provisions of this Appendix 14.3 A (including a different effective date), such Predecessor Plan is hereby amended to such records are incorporated by reference and control in the event of a conflict with the other provisions of this Appendix 14.3 A incorporate such different provision.


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